                                                                      EXHIBIT 10


                 PATTEN CORPORATION REMIC TRUST, SERIES 1995-1

                                    Issuer,

                               PATTEN CORPORATION

                                  Individually

                                     and as

                                   Servicer,

                    PATTEN RECEIVABLES FINANCE CORPORATION X

                                   Depositor

                                      and

                        FIRST TRUST NATIONAL ASSOCIATION

                                    Trustee


                           --------------------------

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 15, 1995

                           --------------------------

           Adjustable Rate REMIC Mortgage Pass-Through Certificates,
                     Class A, Class B, Class C and Class R

                               TABLE OF CONTENTS


Section                                                                                                              Page
- -------                                                                                                              ----
                                                        ARTICLE I
                                                       DEFINITIONS


                                                        ARTICLE II
                                              CONVEYANCE OF MORTGAGE LOANS;
                                            ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.1      Conveyance of Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Section 2.2      Acceptance by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Section 2.3      Representations and Warranties of Patten . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Section 2.4      Execution, Countersignature and Delivery of Certificates . . . . . . . . . . . . . . . . . . . . .   44


                                                       ARTICLE III
                                      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.1      Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
Section 3.2      Collection of Certain Mortgage Loan Payments; Collection Account; Certificate Account  . . . . . .   46
Section 3.3      Collection of Taxes, Assessments and Other Items . . . . . . . . . . . . . . . . . . . . . . . . .   49
Section 3.4      Permitted Withdrawals from the Collection Account  . . . . . . . . . . . . . . . . . . . . . . . .   49
Section 3.5      Maintenance of Hazard Insurance; Property Protection Expenses  . . . . . . . . . . . . . . . . . .   51
Section 3.6      Assumption and Modification Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Section 3.7      Realization upon Defaulted Mortgage Loans; Title and Management of REO Property  . . . . . . . . .   52
Section 3.8      Trustee to Cooperate; Release of Mortgage Documents  . . . . . . . . . . . . . . . . . . . . . . .   54
Section 3.9      Servicing Compensation; Payment of Certain Expenses by the Servicer  . . . . . . . . . . . . . . .   54
Section 3.10     Annual Statement as to Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
Section 3.11     Annual Independent Public Accountant's Servicing Report  . . . . . . . . . . . . . . . . . . . . .   55

Section                                                                                                              Page
- -------                                                                                                              ----
Section 3.12     Access to Certain Documentation and Information Regarding the Mortgage Loans . . . . . . . . . . .   56
Section 3.13     Maintenance of Certain Servicing Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
Section 3.14     Preparation of Tax Returns and Other Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
Section 3.15     Trustee's Interest in the Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58


                                                        ARTICLE IV
                                         SERVICER'S CERTIFICATE; MONTHLY ADVANCES

Section 4.1      Servicer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
Section 4.2      Monthly Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
Section 4.3      Reports of Foreclosures and Abandonment of Mortgaged Property  . . . . . . . . . . . . . . . . . .   61


                                                        ARTICLE V
                                                PAYMENTS AND STATEMENTS TO
                                                    CERTIFICATEHOLDERS

Section 5.1      Distributions; Accrual of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
Section 5.2      Statements to Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
Section 5.3      Determination of LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68


                                                        ARTICLE VI
                                                     THE CERTIFICATES

Section 6.1      The Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
Section 6.2      Registration of Transfer and Exchange of Certificates  . . . . . . . . . . . . . . . . . . . . . .   72
Section 6.3      Mutilated, Destroyed, Lost or Stolen Certificates  . . . . . . . . . . . . . . . . . . . . . . . .   77
Section 6.4      Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78

Section                                                                                                              Page
- -------                                                                                                              ----
                                                       ARTICLE VII
                                                 PATTEN AND THE SERVICER

Section 7.1      Liability of Patten and the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
Section 7.2      Merger or Consolidation of, or Assumption of the Obligations of, Patten and the
                          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
Section 7.3      Limitation on Liability of Patten, the Servicer and Others . . . . . . . . . . . . . . . . . . . .   79
Section 7.4      Patten and the Servicer Not to Resign  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
Section 7.5      Sale, Assignment or Delegation of Duties by Servicer . . . . . . . . . . . . . . . . . . . . . . .   80


                                                       ARTICLE VIII
                                                         DEFAULT

Section 8.1      Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
Section 8.2      Trustee to Act; Appointment of Successor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
Section 8.3      Notification to Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86


                                                        ARTICLE IX
                                                       THE TRUSTEE

Section 9.1      Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
Section 9.2      Certain Matters Affecting the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
Section 9.3      Trustee Not Liable for Certificates or Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . .   90
Section 9.4      Trustee May Own Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
Section 9.5      Trustee's Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
Section 9.6      Eligibility Requirements for Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
Section 9.7      Resignation or Removal of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
Section 9.8      Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
Section 9.9      Merger or Consolidation of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
Section 9.10     Appointment of Co-Trustee or Separate Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .   93

Section                                                                                                              Page
- -------                                                                                                              ----
                                                        ARTICLE X
                                                       TERMINATION

Section 10.1     Termination Upon Repurchase by Patten or Liquidation of All Mortgage Loans . . . . . . . . . . . .   96
Section 10.2     Additional Termination Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98


                                                        ARTICLE XI
                                                   REMIC ADMINISTRATION

Section 11.1     REMIC Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
Section 11.2     REO Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  103
Section 11.3     Modifications of Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  104
Section 11.4     Prohibited Transactions and Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
Section 11.5     Indemnification with Respect to Certain Taxes and Loss of REMIC Status . . . . . . . . . . . . . .  105


                                                       ARTICLE XII
                                                 MISCELLANEOUS PROVISIONS

Section 12.1     Amendment of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107
Section 12.2     Recordation of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108
Section 12.3     Limitation on Rights of Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108
Section 12.4     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  109
Section 12.5     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  109
Section 12.6     Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
Section 12.7     Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
Section 12.8     Certificates Nonassessable and Fully Paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
Section 12.9     Reports to Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111
Section 12.10    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111
Section 12.11    Headings Not to Affect Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111


SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  112

                                    EXHIBITS


Exhibit A        -          Form of Class A Certificate
Exhibit B        -          Form of Class B Certificate
Exhibit C        -          Form of Class C Certificate
Exhibit D        -          Form of Class R Certificate
Exhibit E        -          Mortgage Loan Schedule
Exhibit F        -          Schedule of Litigation
Exhibit G-1(a)   -          Form of Class R Affidavit (US Holder)
Exhibit G-1(b)   -          Form of Class R Affidavit (Foreign Holder)
Exhibit G-2(a)   -          Form of Class R Transferee's Letter (US Holder)
Exhibit G-2(b)   -          Form of Class R Transferee's Letter (Foreign
                            Holder)
Exhibit H        -          Form of Nonrecoverable Advance Certificate
Exhibit I-A      -          Form of Class A Transferee's Agreement
Exhibit I-B      -          Form of Class B Transferee's Agreement
Exhibit I-C      -          Form of Class C Transferee's Agreement
Exhibit J-1      -          Form of Initial Certification
Exhibit J-2      -          Form of Interim Certification
Exhibit J-3      -          Form of Final Certification

                 POOLING AND SERVICING AGREEMENT, dated as of June 15, 1995, among PATTEN CORPORATION REMIC TRUST, SERIES 1995-1, as Issuer ("PRT"), PATTEN CORPORATION, individually ("Patten") and as Servicer (the "Servicer"), PATTEN RECEIVABLES FINANCE CORPORATION X, as depositor ("Depositor"), and FIRST TRUST NATIONAL ASSOCIATION, as trustee (the "Trustee").

                              W I T N E S S E T H

                 In consideration of the mutual agreements herein contained, PRT, Patten, the Servicer, the Depositor and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

                 Accepted Servicing Practices:  As defined in Section 3.1.

                 Affiliate: When used with respect to any Person, any officer, director or partner of such Person or any other Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

                 Amount Available: As to any Remittance Date, an amount equal to the sum (without duplication) of (i) the amount on deposit in the Collection Account (not including any amounts therein due on or before the Cut-off Date) and the Certificate Account as of the close of business on the Determination Date related to such Remittance Date, (ii) any Monthly Advance, (iii) any Substitution Adjustment and (iv) the Purchase Price of any Defective Mortgage Loan to be purchased pursuant to Section 2.3 hereof, less the sum of
(x) amounts collected on the Mortgage Loans but due in a Collection Period subsequent to the Collection Period related to such Remittance Date and (y) amounts permitted to be withdrawn from the Collection Account or the Certificate Account pursuant to clauses (i)-(ix) and (xi) inclusive of Section
3.4 or clauses (i) and (iii) of Section 3.2, respectively.

                 Amount Held for Future Distribution: As to any Remittance Date, the total of all amounts held in the Collection Account or in the Certificate Account on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received subsequent to the related Collection Period and (ii) Periodic Payments due subsequent to the related Collection Period.

                 Appraised Value: With respect to any Mortgaged Property, the sales price of such Mortgaged Property to the Obligor on the related Mortgage Loan.

                 Assignment: With respect to each Mortgage that is not an unrecorded Land Contract, (i) the original instrument of assignment, recorded in the real estate records of the appropriate public office in which the related Mortgage is recorded, of each Mortgage made by the mortgagee thereunder to the Trustee or, if such original instrument of assignment has not yet been so recorded or returned to the Trustee, the original instrument of assignment or a copy thereof certified by the Depositor to be a true and correct copy thereof, and (ii) if applicable, each original intervening instrument of assignment of such Mortgage made by each mortgagee thereunder, showing a chain of title from the original mortgagee thereunder to the mortgagee that is transferring such Mortgage to the Trustee as set forth in clause (i) above, or, if any such original instrument of assignment has not yet been so recorded or returned to the Trustee, a copy thereof certified by the Depositor to be a true and correct copy thereof; each such instrument of assignment may be a blanket assignment covering more than one Mortgage to the extent permitted by applicable law. Any certification referred to in clauses (i) or (ii) above may be in the form of one blanket certification delivered to the Trustee with respect to the documents referred to therein.

                 Base Principal Distribution Amount: For any Remittance Date, an amount equal to the sum (without duplication) of (i) the aggregate payments in respect of principal received on or with respect to the Mortgage Loans, whether (A) paid by the Obligor thereunder, (B) paid by Patten with respect to any Mortgage Loan repurchased pursuant to this Agreement or (C) advanced by the Servicer on the Mortgage Loans, in each such case including all scheduled principal payments, Insurance Proceeds and Net Liquidation Proceeds, any Substitution Adjustment and the principal portion of the Purchase Price of any Defective Mortgage Loan repurchased by Patten, to the extent that such amounts are included in the Amount Available for such Remittance Date, provided, that the Base Principal Distribution Amount for such Remittance Date shall not include any Unscheduled Payments and (ii) the dollar amount of all Realized Losses on the Mortgage Loans incurred during the preceding Collection Period.

                 Bi-Weekly Mortgage Loan: Any Mortgage Loan (other than a Current Market Rate Loan) that provides for the payment of Periodic Payments once every two weeks.

                 Business Day: Any day on which each of the Trustee, the Servicer and commercial banks in New York, New York and Boca Raton, Florida, is open for the purpose of conducting a commercial banking business.

                 Certificate: Any one of the Class A Certificates, Class B Certificates, Class C Certificates or Class R Certificates.

                 Certificate Account: The Eligible Account or Accounts created and maintained with the Trustee pursuant to Section 3.2(c) and collectively entitled "First Trust National Association, as trustee for the benefit of the holders of Patten Corporation REMIC Trust, Series 1995-1, Adjustable Rate REMIC Mortgage Pass-Through Certificates" or other substantially similar title which begins "First Trust National Association, as trustee."

                 Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of the taking of any action under Article VIII, or giving any consent pursuant to this Agreement, any Certificate registered in the name of Patten or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to take any such action or to effect any such consent has been obtained, provided, however, that, if any such Person (including Patten or any Affiliate thereof) owns 100% of the

Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder.

                 Certificate Register and Certificate Registrar: The register maintained pursuant to, and the registrar provided for in, Section 6.2.

                 Class: All certificates whose form is identical except for variations in Percentage Interest.

                 Class A Certificate: Any one of the Certificates signed and countersigned by the Trustee in substantially the form set forth in Exhibit A hereto.

                 Class A Certificateholder: The registered holder of a Class A Certificate.

                 Class A Cross-Over Remittance Date: Any Remittance Date for which:

         (a)(i) the Subordination Percentage is at least 20.0% and (ii) no more than 7.0% of the Mortgage Loans by Principal Balance are 61 or more days delinquent, in foreclosure or are REO Properties and (iii) cumulative Realized Losses on the Mortgage Loans do not exceed 2.0% of the Cut-off Date Pool Principal Balance; or

         (b)(i) the Subordination Percentage is at least 25.0% and (ii) no more than 7.5% of the Mortgage Loans by Principal Balance are 61 or more days delinquent, in foreclosure or are REO Properties and (iii) cumulative Realized Losses on the Mortgage Loans do not exceed 2.5% of the Cut-off Date Pool Principal Balance.

                 Class A Pass-Through Rate: During each Interest Accrual Period, a rate per annum equal to the lesser of (a) 1.50% in excess of LIBOR and (b) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans, other than the Current Market Rate Loans, in effect for the latest Installment Due Date for such Mortgage Loans occuring during such Interest Accrual Period. Interest at the Class A Pass-Through Rate shall be calculated on the basis of a 360-day year consisting of twelve, 30-day months.

                 Class A Percentage: For any Remittance Date, the greater of
(a) the percentage equivalent, not to exceed 100%, of a fraction, the numerator of which is the Class A Principal Balance as of the close of business on the preceding Remittance Date and the denominator of which is the aggregate of the Class A, Class B and Class C Principal Balances as of the close of business on such preceding Remittance Date (or, in each case, as of the Cut-off Date for the first Remittance Date) or (b) the percentage equivalent, not to exceed 100%, of a fraction, the numerator of which is the Class A Principal Balance as of the close of business on the next preceding Remittance Date and the denominator of which is the aggregate outstanding Principal Balance of the Mortgage Loans as of the close of business on such next preceding Remittance Date (or, in each case, as of the Cut-off Date for the first Remittance Date).

                 Class A Principal Balance: As of the Closing Date, $61,296,000. As of any Remittance Date, the Class A Principal Balance as of the Closing Date plus all interest accrued thereon that has not been paid to the Class A Certificateholders and has been added to principal pursuant to
Section 5.1 up to and including such Remittance Date, less all amounts distributed to the Holders of the Class A Certificates on account of principal up to and including such Remittance Date.

                 Class A Principal Distribution Amount: For each Remittance Date, the sum of (a) the product of (i) the Class A Percentage and (ii) the Base Principal Distribution Amount, (b) the Class A Unscheduled Principal Distribution Amount and (c) any portion of the Class A Principal Distribution Amount for any previous Remittance Date which was not paid to the Class A Certificateholders pursuant to Section 5.1 and remains unpaid as of such Remittance Date.

                 Class A Unscheduled Principal Distribution Amount: (a) with respect to each Remittance Date, other than a Class A Cross-Over Remittance Date, principal equal to the aggregate of all Unscheduled Payments for such Remittance Date; or

                 (b) with respect to any Class A Cross-Over Remittance Date, the product of (i) the Class A Percentage and (ii) the aggregate of all Unscheduled Payments for such Remittance Date.

                 Class B Certificate: Any one of the Certificates signed and countersigned by the Trustee in substantially the form set forth in Exhibit B hereto.

                 Class B Certificateholder: The registered Holder of a Class B Certificate.

                 Class B Pass-Through Rate: During each Interest Accrual Period, a rate per annum equal to the lesser of (a) 3.55% in excess of LIBOR and (b) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans, other than the Current Market Rate Loans, in effect for the latest Installment Due Date for such Mortgage Loans occuring during such Interest Accrual Period. Interest at the Class B Pass-Through Rate shall be calculated on the basis of a 360-day year consisting of twelve, 30-day months.

                 Class B Percentage:  For any Remittance Date, the lesser of
(a) the greater of (i) the percentage equivalent, not to exceed 100%, of a fraction, the numerator of which is the Class B Principal Balance as of the close of business on the preceding Remittance Date and the denominator of which is the aggregate of the Class A, Class B and Class C Principal Balances as of the close of business on such preceding Remittance Date (or, in each case, as of the Cut-off Date for the first Remittance Date) or (ii) the percentage equivalent, not to exceed 100%, of a fraction, the numerator of which is the Class B Principal Balance as of the close of business on the next preceding Remittance Date and the denominator of which is the aggregate outstanding Principal Balance of the Mortgage Loans as of the close of business on such next preceding Remittance Date (or, in each case, as of the Cut-off Date for the first Remittance Date); or (b) the percentage equivalent, not to exceed 100%, to (i) one minus (ii) a fraction, the numerator of which is the Class A Principal Balance as of the close of business on the next preceding Remittance Date and the denominator of which is the aggregate outstanding Principal Balance of the Mortgage Loans as of the close of business on such preceding Remittance Date (or, in each case, as of the Cut-off Date for the first Remittance Date).

                 Class B Principal Balance:  As of the Closing Date
$4,767,000. As of any Remittance Date, the Class B Principal Balance as of the Closing Date plus all interest accrued thereon that has not been paid to the Class B Certificateholders and has been added to principal pursuant to Section
5.1 up to and including such Remittance Date, less all amounts distributed to the Holders of the Class B Certificates on account of principal up to and including such Remittance Date.

                 Class B Principal Distribution Amount: For each Remittance Date, the sum of (a) the product of (i) the Class B Percentage and (ii) the Base Principal Distribution Amount, (b) the Class B Unscheduled Principal Distribution Amount and (c) any portion of the Class B Principal Distribution Amount for any previous Remittance Date which was not paid to the Class B Certificateholders pursuant to Section 5.1 and remains unpaid as of such Remittance Date.

                 Class B Unscheduled Principal Distribution Amount: (a) with respect to any Class A Cross-Over Remittance Date, the product of (i) the Class B Percentage and (ii) the aggregate of all Unscheduled Payments for such Remittance Date; or

         (b) with respect to any other Remittance Date, zero.

                 Class C Certificate: Any one of the Certificates signed and countersigned by the Trustee in substantially the form set forth in Exhibit C hereto.

                 Class C Certificateholder: The registered Holder of a Class C Certificate.

                 Class C Pass-Through Rate: During each Interest Accrual Period, a rate per annum equal to the lesser of (a) 4.00% in excess of LIBOR and (b) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans, other than the Current Market Rate Loans, in effect for the latest Installment Due Date for such Mortgage Loans occuring during such Interest Accrual Period. Interest at the Class C Pass-Through Rate shall be calculated on the basis of a 360-day year consisting of 12, 30-day months.

                 Class C Percentage:  For any Remittance Date, (a) 100% minus
(b) the sum of the Class A Percentage and the Class B Percentage for such Remittance Date.

                 Class C Principal Balance: As of the Closing Date $2,044,028.82. As of any Remittance Date, the Class C Principal Balance as of the Closing Date plus all interest accrued thereon that has not been paid to the Class C Certificateholders and has been added to principal pursuant to
Section 5.1 up to and including such Remittance Date, less all amounts distributed to the Holders of the Class C Certificates on account of principal up to and including such Remittance Date.

                 Class C Principal Distribution Amount: For each Remittance Date, the sum of (a) the product of (i) the Class C Percentage and (ii) the Base Principal Distribution Amount, (b) the Class C Unscheduled Principal Distribution Amount and (c) any portion of the Class C Principal Distribution Amount for any previous Remittance Date which was not paid to the Class C

Certificateholders pursuant to Section 5.1 and remains unpaid as of the subject Remittance Date.

                 Class C Unscheduled Principal Distribution Amount: (a) with respect to any Class A Cross-Over Remittance Date, the product of (i) the Class C Percentage and (ii) the aggregate of all Unscheduled Payments for such Remittance Date; or

         (b) with respect to any other Remittance Date, zero.

                 Class Principal Balance: Any of the Class A, Class B or Class C Principal Balances.

                 Class R Certificate: Any one of the Certificates signed and countersigned by the Trustee in substantially the form set forth in Exhibit D hereto.

                 Class R Certificateholder: The registered Holder of a Class R Certificate.

                 Closing Date:  July 12, 1995.

                 Code: The Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder, to the extent that, by reason of their proposed effective date, such proposed regulations would apply to the Trust Fund.

                 Collection Account: The Eligible Account or Accounts created and maintained pursuant to Section 3.2(b) and collectively entitled "First Trust National Association, as trustee for the benefit of the holders of Patten Corporation REMIC Trust, Series 1995-1, Adjustable Rate REMIC Mortgage Pass-Through Certificates" or other substantially similar title which begins "First Trust National Association, as trustee."

                 Collection Period: With respect to any Remittance Date, the period commencing on the 16th day of the second month preceding the month of such Remittance Date and ending on the 15th day of the month immediately preceding the month of such Remittance Date.

                 Corporate Trust Office: The corporate trust office of the Trustee in Minneapolis or St. Paul, Minnesota, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agree-ment is located at 180 East 5th Street, St. Paul, Minnesota 55101.

                 Current Index: As to any adjustable-rate Mortgage Loan, a value of the applicable Index in effect no more than three months prior to the Rate Adjustment Date for such Mortgage Loan.

                 Current Market Rate Loan: An adjustable-rate Mortgage Loan on which the holder of the Mortgage Note has the right to adjust the interest rate payable under the Mortgage Note on each related Rate Adjustment Date to an annual rate not to exceed the most recent average, effective mortgage rate for all homes and all major lender types as computed by the successor to the Federal Home Loan Bank Board, provided that the minimum adjustment shall be 1/4 of 1% and the maximum adjustment shall be 3% during each one year period and provided further that the rate of interest may not be increased to a rate greater than 5% above the initial rate on the Mortgage Loan over the first 10 years of the term of the Mortgage Note.

                 Cut-off Date:  June 15, 1995.

                 Cut-off Date Pool Principal Balance: The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

                 Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof on the Cut-off Date, excluding all payments of principal due on or before the Cut-off Date whether or not received on or before the Cut-off Date, but before giving effect to Periodic Payments of principal due after the Cut-off Date but received on or before the Cut-off Date.

                 Defective Mortgage Loan: Any Mortgage Loan which is required to be replaced by a Qualified Replacement Mortgage Loan or Loans or repurchased by Patten pursuant to Sections 2.2 and 2.3.

                 Depositor: Patten Receivables Finance Corporation X, a Delaware corporation.

                 Determination Date: With respect to any Remittance Date, the sixth Business Day prior thereto.

                 Development: Any parcel of land some or all of which is mortgaged to secure a Mortgage Loan.

                 Disqualified Organization: Any of (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (vii) any organization described in Section 1381(a)(2)(C) of the Code, or (viii) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit. The terms "United States" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

                 Eligible Account: An account that is either (i) maintained with a depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have been rated by a Rating Organization in one of its two highest rating categories or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity, provided, however, that if the trust account is maintained with a state chartered depository institution, the long-term unsecured debt obligations of such institution are rated by a Rating Organization in one of its four highest rating categories.

                 ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                 Event of Default:  As defined in Section 8.1.

                 FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                 Full Floating Loan: An adjustable rate Mortgage Loan on which the Mortgage Interest Rate adjusts simultaneously with any change in the underlying Index, which may occur more frequently than adjustments to its Periodic Payment.

                 Gross Margin: With respect to the adjustable-rate Mortgage Loans other than the Current Market Rate Loans, the amount set forth in each related Mortgage Note which is added to the Index on each Rate Adjustment Date to arrive at the Mortgage Interest Rate for each such Mortgage Loan, subject to any Periodic Rate Cap or Lifetime Rate Cap. The parties acknowledge that the applicable Gross Margin on certain Mortgage Loans may change from that in effect on the Cut-off Date in certain circumstances.

                 Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of Patten, (ii) does not have any material indirect financial interest in Patten or in any Affiliate thereof, and (iii) is not connected with Patten as an officer, employee, promoter, trustee, partner, director or person performing similar functions.

                 Initial Purchasers: The initial purchasers of the class A Certificates and Class B Certificates from the Depositor.

                 Index: With respect to the adjustable-rate Mortgage Loans other than the Current Market Rate Loans, the applicable index set forth in each related Mortgage Note which is added to the Gross Margin on each Rate Adjustment Date to arrive at the Mortgage Interest Rate for each such Mortgage Loan, subject to any Periodic Rate Cap or Lifetime Rate Cap.

                 Installment Due Date: As to each Mortgage Loan, the date set forth on the related Mortgage Note as the date on which a Periodic Payment is due.

                 Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Property and any insurance policy required to be maintained by the Servicer pursuant to Section 3.5.

                 Interest Accrual Period: With respect to any Remittance Date, the period beginning on the 15th day of the second month preceding the month of such Remittance Date and ending on the 14th day of the month next preceding the month of such Remittance Date.

                 Land Contract: An agreement for deed, land contract for deed, real estate purchase agreement, purchase and sale agreement, contract for deed or similar conditional land sales agreement, executed by Patten or an Affiliate, as vendor, and a purchaser of the property, as vendee.

                 Land Contract Deed: A deed executed by Patten (or an Affiliate thereof if such Affiliate currently holds title to a Mortgaged Property subject to a Land Contract) in favor of the Trustee, with respect to each Mortgaged Property related to a Mortgage Loan evidenced by a Land Contract, conveying the fee simple interest in such Mortgaged Property to the Trustee, subject to the rights of the Obligor under the related Land Contract.

                 LIBOR: The London interbank offered rate for six-month United States dollar deposits established by the Servicer on each Determination Date pursuant to Section 5.3.

                 Lifetime Rate Cap: As to each adjustable-rate Mortgage Loan, the lesser of (i) the rate, if any, set forth as such on the related Mortgage Note or (ii) the highest rate permitted by applicable law.

                 Liquidated Mortgage Loan: As to any Remittance Date, any defaulted Mortgage Loan as to which the Servicer has determined during the preceding Collection Period that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

                 Liquidation Expenses: Reasonable and customary expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Sections 3.5 and 3.7 respecting the related Mortgage Loan (to the extent such amount is reimbursable pursuant to Section 3.5 or 3.7, as the case may be), any commissions and advertising expenses, any and all accrued and unpaid Servicing Fees and any unreimbursed expenditures for real property taxes or for property restoration or preservation relating to the real property that secured such Mortgage Loan.

                 Liquidation Proceeds: Amounts received by the Servicer as a result of condemnation awards or similar payments (to the extent the same are not required to be paid to the related Obligor pursuant to law or the terms of the applicable Mortgage) and amounts received in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through trustee's sale, foreclosure sale or otherwise, other than amounts required to be paid to the Obligor pursuant to law or the terms of the applicable Mortgage.

                 Lot: A legally subdivided piece, parcel or tract of land in a Development, which is mortgaged to secure a Mortgage Loan or is subject to a Land Contract.

                 Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the then unpaid Principal Balance of a particular Mortgage Loan and the denominator of which is the Appraised Value.

                 Monthly Advance: With respect to a Mortgage Loan and any Determination Date, any advance made by the Servicer pursuant to Section 4.2, the amount of which shall be equal to any installments of principal and interest (less, in each case, the Servicing Fee) on such Mortgage Loan which
(x) were due after the Cut-off Date, were delinquent as of the end of the related Collection Period and had not been received as of the close of business on such Determination Date and (y) were not the subject of a previous Monthly Advance, which advance is not determined by the Servicer to be a Nonrecoverable Advance.

                 Mortgage: The mortgage, deed of trust, contract right, security agreement and all agreements and other documents securing a Mortgage Note, which term shall include, unless expressly excluded or the context otherwise clearly requires, a Land Contract.

                 Mortgage Documents: With respect to each Mortgage Loan, (a) except with respect to a Mortgage Loan evidenced by a Land Contract, the indebtedness of the Obligor under which is not evidenced by a separate Mortgage Note, the original Mortgage Note executed by the Obligor, endorsed by the current holder thereof to the order of the Trustee, without recourse, representation or warranty express or implied (except, to the extent the holder is Patten, as provided in this Agreement), and including all intervening endorsements of the Mortgage Note showing a complete chain of title from the original holder thereof to the holder so endorsing to the order of the Trustee,
(b) the Mortgage executed by the Obligor (which shall be either the original recorded Mortgage or, if the original recorded Mortgage is retained by the public recording office or has been lost as certified by an officer of the Depositor, then a copy of such recorded Mortgage with evidence of recordation in the public recording office, or, if the original Mortgage has not yet been recorded, a copy thereof certified by the Depositor to be a true and correct copy thereof, provided that the original Mortgage has been delivered to the appropriate recording office for recordation or, in the case of a Land Contract, will be so delivered in accordance with

Section 2.1) and, has been endorsed or assigned by the current holder thereof to the Trustee, without recourse, representation or warranty express or implied (except, to the extent the holder is Patten, as provided in this Agreement), and including all intervening endorsements or assignments of the Land Contract showing a complete chain of title from the original holder thereof to the holder so endorsing or assigning to the order of the Trustee (or will be so endorsed or assigned in accordance with Section 2.1), (c) except with respect to Mortgage Loans evidenced by an unrecorded Land Contract, the Assignment, (d) the original of all guaranties or other documentation, if any, of which a Responsible Officer of the Trustee has been notified in writing by an officer of the Depositor whereby the indebtedness evidenced by the Mortgage Note has been guaranteed by any Person other than the maker thereof or otherwise modified by any Person, (e) the original of all assumption and modification agreements, if any, (f) the title insurance policy with respect to such Mortgage, if any, and (g) in the case of a Land Contract, the Land Contract Deed (which shall be either the original recorded Land Contract Deed or, if the original recorded Land Contract Deed is retained by the public recording office or has been lost as certified by an officer of the Depositor, then a copy of such recorded Land Contract Deed with evidence of recordation in the public recording office, or, if the original Land Contract Deed has not yet been recorded, a copy thereof certified by the Depositor to be a true and correct copy thereof, provided that the original Land Contract Deed has been delivered to the appropriate recording office for recordation or will be so delivered in accordance with Section 2.1). Any certification referred to in or delivered pursuant to clauses (b), (c) or (g) above may be in the form of one blanket certification delivered to the Trustee with respect to the documents referred to therein.

                 Mortgage Interest Rate: With respect to any Mortgage Loan and Installment Due Date, the per annum rate of interest applicable to the Periodic Payment due on such Installment Due Date.

                 Mortgage Loan: Each Mortgage and Mortgage Note (except with respect to Land Contracts not having a related Mortgage Note) transferred and assigned to and held by the Trustee pursuant to this Agreement and which are listed on the Mortgage Loan Schedule from time to time.

                 Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans which are included in the Trust Fund, as such schedule may be amended to delete any Mort-gage Loans repurchased pursuant to the terms hereof or paid in full and to include any Qualified Replacement Mortgage Loans deposited into the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit E, such schedule setting forth the following information as to each Mortgage Loan: (i) the customer loan number; (ii) the Obligor's name, address, city and state; (iii) the county (or other recording jurisdiction) and state of the Mortgaged Property; (iv) the frequency of scheduled payments (bi-weekly or monthly); (v) the Appraised Value of the Mortgaged Property; (vi) the original amount financed by the Obligor; (vii) the Cut-off Date Principal Balance; (viii) the principal and interest due on the Mortgage Loan on the next Installment Due Date; (ix) the current Mortgage Interest Rate; (x) the date the Mortgage was originated; (xi) the next Installment Due Date; (xii) the original amortization term; (xiii) the remaining amortization term; (xiv) the type of Mortgage Loan (fixed, adjustable or Current Market Rate); (xv) the Index used to determine the interest rate, if applicable; and (xvi) the Gross Margin used to determined the interest rate, if applicable.

                 Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Mortgage Loan.

                 Mortgaged Property: The fee simple interest in real property securing a Mortgage Note or subject to a Land Contract.

                 Net Liquidation Proceeds: The amount derived by subtracting from the Liquidation Proceeds of any defaulted Mortgage Loan the related Liquidation Expenses.

                 Net Mortgage Interest Rate: As to any Mortgage Loan, other than a Bi-Weekly Mortgage Loan, the Mortgage Interest Rate thereon minus the Servicing Fee Rate and the Trustee Fee Rate. The Net Mortgage Interest Rate for any Bi-Weekly Mortgage Loan for any Collection Period shall equal twelve times the sum of the interest portions of the last Periodic Payment due on such Bi-Weekly Mortgage Loan in such Collection Period, expressed as a percentage of the Principal Balance of such Bi-Weekly Mortgage Loan as of the beginning of such Collection Period, less the Servicing Fee Rate and the Trustee Fee Rate.

                 Nondisqualification Opinion: An opinion of Independent counsel that a contemplated action will neither cause the Trust REMIC to fail to qualify as a REMIC at any time that Class A, Class B or Class C Certificates are outstanding nor cause a "pro-hibited transaction" or "prohibited contribution" tax to be imposed on the Trust REMIC.

                 Nonrecoverable Advance: Any portion of a Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer and which, in the sole determination of the Servicer, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer substantially in the form of Exhibit H hereto delivered to the Trustee and detailing the reasons for such determination.

                 Obligor: All Persons obligated to make payments with respect to a Mortgage Loan (including the vendee/purchaser under a Land Contract).

                 Officers' Certificate: A Certificate signed by the Chairman of the Board, the President, a Vice President or the Chief Financial Officer, and co-signed by the Clerk, one of the Assistant Clerks, the Secretary or one of the Assistant Secretaries, the Treasurer or one of the Assistant Treasurers of a Person and delivered to the Trustee.

                 Opinion of Counsel: A written opinion of counsel acceptable to the Trustee.

                 Ownership Interest: As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                 Outstanding Mortgage Loan: As to any Installment Due Date, a Mortgage Loan that was not the subject of a Principal Prepayment in Full prior to such Installment Due Date, that did not become a Liquidated Mortgage Loan prior to such Installment Due Date and was not repurchased prior to such Installment Due Date pursuant to Section 2.3.

                 Overcollateralization Percentage: As to any Remittance Date, the percentage equivalent to (a) one minus (b) a fraction, the numerator of which is the aggregate of the Class A, Class B and Class C Principal Balances and the denominator of which is the aggregate Principal Balance of the Mortgage Loans (in each case determined as of the close of business on the preceding Remittance Date).

                 Pass-Through Rate: Any of the Class A, Class B or Class C Pass-Through Rates.

                 Patten: Patten Corporation, a Massachusetts corporation, or its successor in interest or any successor under this Agreement as herein provided.

                 Percentage Interest: As to any Class A, Class B or Class C Certificate, the percentage interest evidenced thereby in the distributions required to be made hereunder with respect to the related Class, and derived by dividing the denomination of such Certificate by the aggregate denominations of all Certificates of such Class. As to any Class R Certificate, the percentage interest set forth on the face thereof.

                 Periodic Payment: As to any Mortgage Loan and Installment Due Date, the payment due thereon in accordance with the amortization schedule at the time applicable thereto without regard to any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period and assuming, in the case of a defaulted Mortgage Loan which is not a Liquidated Mortgage Loan and as to which title to the underlying Mortgaged Property has been acquired, that such amortization schedule has continued in effect notwithstanding the related foreclosure or other acquisition of title.

                 Periodic Rate Cap: The provision in certain of the adjustable-rate Mortgage Notes that limits permissible changes in the Mortgage Interest Rate on any Rate Adjustment Date.

                 Permitted Investments: At any time, any one or more of the following obligations and securities:

                                (i)  obligations of the United States or any
         agency thereof, provided the timely payment of such obligations are backed by the full faith and credit of the United States;

                                (ii)  general obligations of or obligations
         guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt ratings of a Rating Organiza-tion, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by the Rating Agency;

                                (iii)  commercial or finance company paper
         which is then rated in the highest rating category of a Rating Organization, issue by an entity whose unsecured long-term debt obligations are rated in one of the three highest rating categories of a Rating Organization, or in each case such lower category as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by the Rating Agency;

                                (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated in one of the two highest rating categories for such securities of a Rating Organization, or such lower categories as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by the Rating Agency;

                                (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agency at the time of the issuance of such agreements;

                                (vi)  repurchase obligations with respect to
         any security described in clauses (i) and (ii) above or any other security issued or guaranteed by any agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (iv) above;

                                (vii)  overnight investments in units of
         short-term taxable money market funds composed of obligations with maturities not in excess of 30 days and backed by the full faith and credit of the United States;

                                (viii) such other investments bearing interest or sold at a discount acceptable to the Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by such Rating Agency.

                 Permitted Transferee:  As defined in Section 6.2(d).

                 Person: Any individual, corporation, partnership, joint venture, bank, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 PRT: Patten Corporation REMIC Trust, Series 1995-1, the trust formed pursuant to this Agreement to hold the Trust Fund and issue the Certificates.

                 Prepayment Period: As to any Remittance Date, the Collection Period ending in the month immediately preceding the month of such Remittance Date.

                 Principal Balance: With respect to any Mortgage Loan on any date of determination, the Cut-off Date Principal Balance thereof minus the sum of (a) the principal portion of all Periodic Payments due during or prior to the Collection Period (but after the Cut-off Date) immediately preceding such date of determination, whether or not received during or prior to such Collection Period, (b) all Principal Prepayments and all Insurance Proceeds and Net Liquidation Proceeds (to the extent identified and applied by the Servicer as recoveries of principal) received through the end of such Collection Period and (c) any Realized Loss on such Mortgage Loan to the extent treated as a principal loss and which is realized during or prior to such Collection Period.

                 Principal Prepayment: Any payment of principal on a Mortgage Loan which is received in advance of its scheduled Installment Due Date.

                 Principal Prepayment in Full: Any Principal Prepayment of the entire Principal Balance of the related Mortgage Loan.

                 Purchase Price: With respect to any Defective Mortgage Loan repurchased pursuant to Section 2.3, an amount equal to the sum of (i) 100% of the Principal Balance thereof at the end of the Collection Period prior to the Collection Period in which such Mortgage Loan is purchased and (ii) unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Installment Due Date to which interest was last paid (or from the Cut-off Date if no Periodic Payment has been received) through the last Installment Due Date in the Collection Period preceding the Remittance Date on which the proceeds of the related purchase are to be distributed to Certificateholders.

                 Qualified Replacement Mortgage Loan: A Mortgage Loan substituted by Patten for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of the Principal Balance of the Defective Mortgage Loan; (ii) have a Mortgage Interest Rate not less than the Mortgage Interest Rate of the Defective Mortgage Loan; (iii) have a remaining term to maturity not more than 30 years after the second Remittance Date and not more than two years less or one year more than the remaining term of the Defective Mortgage Loan; (iv) comply with each representation and warranty set forth in Section 2.3(a); (v) have an original Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; (vi) have a Periodic Rate Cap no lower than the Defective Mortgage Loan, if any; (vii) have a Lifetime Rate Cap no lower than that of the Defective Mortgage Loan, if any; (viii) have a Gross Margin no smaller than that of the Defective Mortgage Loan, if any; and (ix) have a Mortgage Interest Rate that is based on the same Index as that of the Defective Mortgage Loan, if any.

                 Rate Adjustment Date: With respect to each adjustable-rate Mortgage Loan, the date on which the Mortgage Interest Rate thereon may be adjusted as set forth in each Mortgage Note.

                 Rating Agency: The Rating Organization that has rated the Class A and the Class B Certificates at the request of Patten, or each of such organizations if more than one, which shall initially be Duff & Phelps Credit Rating Co.

                 Rating Organization: A nationally recognized statistical rating organization.

                 Realized Loss: With respect to any Liquidated Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date it became a Liquidated Mortgage Loan, and accrued interest at the applicable Mortgage Interest Rate on the declining Principal Balance thereof from the date interest was last paid on such Mortgage Loan through the last Installment Due Date in the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan, in each case remaining unpaid after application of the Net Liquidation Proceeds thereof following final liquidation of such Mortgage Loan and/or all property securing such Mortgage Loan.

                 Record Date: With respect to the Remittance Date in August 1995, July 20, 1995 and as to any other Remittance Date, the 14th day of the month preceding the month of the related Remittance Date.

                 REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                 REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time and including any proposed legislation which, as proposed, would have an effective date prior to enactment thereof and any proposed regulations.

                 Remittance Certificate: A certificate completed by and executed on behalf of the Trustee in accordance with Section 5.2.

                 Remittance Date: The first day of any month, beginning in August 1995 or, if such first day is not a Business Day, the Business Day immediately following.

                 REO Property: Any Mortgaged Property which is either (a) acquired by the Trust Fund by foreclosure or acceptance of a deed in lieu of foreclosure or (b) held by the Trustee subject to a Land Contract which is cancelled or as to which the rights of the Obligor thereunder are otherwise terminated.

                 Responsible Officer: When used with respect to the Trustee, an officer of the Trustee assigned to the Corporate Trust Office, including any Senior Vice President, Vice President, Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                 Servicer: Patten, until a Successor Servicer shall have become such pursuant to this Agreement, and thereafter "Servicer" shall mean such successor.

                 Servicer Errors and Omissions Insurance Policy: means an errors and omissions insurance policy maintained by the Servicer which names the Trustee as a loss payee.

                 Servicer Fidelity Bond: means a bond or insurance policy issued by an insurance company duly authorized and licensed to transact the applicable insurance business and to write the insurance provided, and either
(i) whose claims paying ability is rated in one of the four highest rating categories by a Rating Organization or (ii) whose selection as an insurer will not adversely affect the rating of the Class A Certificates by the Rating Agency, under which such insurer (a) agrees to indemnify the Servicer (subject to standard exclusions) for all losses (less any deductible) sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Servicer's directors, officers or employees, (b) provides for limits of liability under such bond for each director, officer or employee of not less than an amount required by the Rating Agency and (c) names the Trustee as a loss payee.

                 Servicer's Certificate: A certificate completed by and executed on behalf of the Servicer in accordance with Section 4.1.

                 Servicing Fee: The fee the Certificateholders shall pay to the Servicer, equal to the Servicing Fee Rate times the Principal Balance of each Mortgage Loan as of each Installment Due Date for such Mortgage Loan.
Such fee shall either be retained by the Servicer from the Periodic Payments it collects or withdrawn from the Collection Account monthly pursuant to Section
3.4. Such fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Periodic Payments or, with respect to Liquidated Mortgage Loans, shall be recoverable as Liquidation Expenses.

                 Servicing Fee Rate:  0.50% per annum.

                 Servicing Officer: Any individual involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

                 Single Certificate: A Certificate of any Class that evidences the smallest permissible denomination for such Class of Certificates, as specified in Section 6.1.

                 60 Day Delinquent Mortgage Loan: Any Mortgage Loan which as of the Cut-off Date had a Periodic Payment which remained unpaid for 60 or more but less than 90 days.

                 Subordinate Certificates: Collectively, the Class B, Class C and Class R Certificates.

                 Subordination Percentage: For any Remittance Date, the percentage equivalent, not to exceed 100%, of the difference between (a) one and (b) a fraction the numerator of which is the principal balance of the Class A Certificates as of the close of business of the next preceding Remittance Date and the denominator of which is the aggregate outstanding Principal Balance of the Mortgage Loans as of such next preceding Remittance Date.

                 Substitution Adjustment: As of any Remittance Date, any amount required to be deposited by Patten in the Collection Account on the Business Day next preceding such Remittance Date pursuant to Section 2.3(e).

                 Successor Servicer: First Trust National Association or its successor in interest, or such other party designated by the Trustee or the Certificateholder, in accordance with Section 8.02(c) hereof.

                 30 Day Delinquent Mortgage Loan: Any Mortgage Loan which as of the Cut-off Date had a Periodic Payment which remained unpaid for more than 30 but less than 60 days.

                 Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

                 Trustee: First Trust National Association, a national banking association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                 Trustee's Fee: The fee the Certificateholders shall pay to the Trustee, equal to the aggregate with respect to all of the Mortgage Loans of 0.055% per annum times the Principal Balance of each Mortgage Loan as of each Installment Due Date for such Mortgage Loan. Such fee shall be withdrawn from the Collection Account monthly pursuant to Section 3.4.

                 Trustee's Fee Rate:  0.055% per annum.

                 Trust Fund: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (including without limitation all Land Contracts and the rights of the seller/vendor, including all rights to payment, thereunder), all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, all Net Liquidation Proceeds, Insurance Proceeds and Principal Prepayments received after the Cut-off Date, but not including any amounts representing amounts due on or prior to the Cut-off Date, such amounts as shall from time to time be held in the Collection Account and the Certificate Account (to the extent provided for in this Agreement), the insurance policies for which the Trustee is beneficiary or loss payee, if any, relating to the Mortgaged Properties, any REO Property, and proceeds of all of the foregoing.

                 Trust REMIC: The segregated pool of assets in the Trust Fund designated as a REMIC pursuant to Section 11.1(a).

                 Uninsured Cause: Any cause of damage to Mortgaged Property such that the complete restoration of such Mortgaged Property is not fully reimbursable (less any applicable deductible) by the insurance policies required to be maintained pursuant to Section 3.5.

                 Unscheduled Payments: With respect to any Remittance Date, the aggregate of Principal Prepayments received during the related Prepayment Period.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

                 Section 2.1 Conveyance of Mortgage Loans. The Depositor, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse, representation or warranty (except as provided herein) all the right, title and interest of the Depositor in and to the Trust Fund, to have and to hold, in trust, and the Trustee declares that, subject to the review provided for in Section 2.2, it has received and shall hold the Trust Fund as Trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement.

                 In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee (with copies to the Servicer) the Mortgage Documents.

                 Promptly following such transfer and assignment, the Trustee shall release to the Servicer the unrecorded Assignments, the original Land Contracts to the extent available, whether or not previously recorded, and, if initially included in the Mort gage Documents delivered to the Trustee, the Land Contract Deeds (while maintaining a copy of each thereof) delivered to the Trustee. The Servicer shall hold the Assignments, Land Contracts and, if applicable, Land Contract Deeds in trust for the benefit of Certificateholders. The Servicer, at the expense of the Depositor, shall, within 45 days of the Closing Date, or, with respect to recently originated Mortgage Loans as to which the Servicer has not received, as of the Closing Date, recording information for the related Mortgage, within 45 days of receipt of such recording information, cause such Assignments, unrecorded Land Contracts (to the extent an original was available) and, whether or not initially included in the Mortgage Documents, the Land Contract Deeds, to be duly submitted for recording in the name of the Trustee in the appropriate records depository for the jurisdictions in which the Mortgaged Properties are located and shall cause the receipt evidencing submission for recording and the Assignments, Land Contracts and Land Contract Deeds after recordation to be delivered to the Trustee promptly upon the release thereof to the Servicer. The Servicer shall cause all Land Contracts, whether or not recorded, to be endorsed or assigned to the Trustee in the manner described in the definition of "Mortgage Documents" prior to returning such Land Contracts to the Trustee. If an original Land Contract is not available for recording as provided above, then the Land Contract Deed with respect to the related Mortgaged Property shall recite that such Deed is given subject to the rights of the Obligor under such unrecorded Land Contract. All Land Contract Deeds shall recite that the transferor is assigning all of its rights under the related Land Contract. The Trustee shall hold legal title to the Mortgage Loans as trustee for the benefit of the Certificateholders.

                 The ownership of the Mortgage Notes, the Mortgages and the other Mortgage Documents is vested in the Trustee for the benefit of the Certificateholders. The Depositor, Patten and the Servicer agree to take no action inconsistent with the Trustee's ownership of the Mortgage Loans and to promptly indicate to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans, other than in connection with a repurchase or substitution of a Defective Mortgage Loan by Patten.

                 The parties intend that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a pledge of security for a loan. However, if such conveyance is deemed to be a pledge for a loan, the parties intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement, the Depositor shall be deemed to have granted and the Depositor hereby grants to the Trustee a first perfected priority security interest in all of the Depositor's right, title and interest in, to and under the Trust Fund, all payments of principal of or interest on such Mortgage Loans, all other payments made in respect of such Mortgage Loans, and all proceeds thereof, to secure the obligations of the Depositor to the Trustee under this Agreement, and this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect, and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

                 Within 60 days after the Closing Date, Patten will send, or cause to be sent, written notice to each Obligor of the sale, transfer and assignment of the related Mortgage Loan to the Trustee, on behalf of the Certificateholders.

                 Section 2.2 Acceptance by Trustee. The Trustee acknowledges receipt of the Mortgage Documents delivered pursuant to Section 2.1, subject to the Trustee's review thereof under this Section 2.2, and declares that the Trustee holds and will hold such documents in trust, upon the terms herein set forth, for the use and benefit of the Certificateholders. The Trustee does not have any actual knowledge of any adverse claims, liens or encumbrances on any of the assets so delivered, including without limitation, federal tax liens or liens arising under ERISA. The Trustee shall execute and deliver to Patten and the Depositor on the Closing Date the Initial Certification in the form annexed hereto as Exhibit J-1 to the effect that it has received the documents referred to in the definition of "Mortgage Documents" pertaining to each Mortgage Loan listed on the Mortgage Loan Schedule, subject to its further review of the Mortgage Documents pursuant to Section 2.2 and provided that the Mortgage Documents need not include the Land Contract Deeds for purposes of the Initial Certification.

                 The Trustee agrees, for the benefit of Certificateholders, to review the Mortgage Documents within 45 days after the Closing Date to ascertain that (i) all the Mortgage Documents required to be delivered by
Section 2.1 have been executed and received, (ii) the Mortgages (including the Land Contracts to the extent an original is available), Land Contract Deeds and Assignments have been filed or recorded or, if certified copies of any Mortgages, Land Contract Deeds or Assignments are delivered to the Trustee on the Closing Date in accordance with the definition of "Mortgage Documents" or "Assignment," that such certified copies have been received by the Trustee, and
(iii) such documents relate to the Mortgage Loans, and the Trustee shall deliver to Patten, the Depositor and the Servicer (if other than Patten) an Interim Certification, in the form annexed hereto as Exhibit J-2, to the foregoing effect. In so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. The Trustee shall have no responsibility for reviewing any Mortgage Document except as expressly set forth in this Section
2.2. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments or certificates to independently determine that they are genuine, enforceable or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee or if the endorsement or assignment on the Mortgage Note or Land Contract conforms to the requirements of the definition of "Mortgage Documents"), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or to independently determine that any document has actually been filed or recorded or that any document is other than what it purports to be on its face.

                 Prior to the 9-month anniversary date of the Closing Date, the Trustee shall deliver to Patten, the Depositor and the Servicer (if other than Patten) a Final Certification in the form annexed hereto as Exhibit J-3 evidencing the completeness of the Mortgage Documents required to be delivered pursuant to Section 2.1 and certifying that the Mortgages (including the Land Contracts), Land Contract Deeds and Assignments have all been filed or recorded.

                 If the Trustee finds any document constituting a part of the Mortgage Documents not to have been executed, recorded, delivered or received pursuant to the terms hereof or to be unrelated to the Mortgage Loans or to be otherwise missing or defective (that is, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered) in any respect which materially and adversely affects the interests of the Certificateholders, the Trustee shall promptly (and in any event within five Business Days after such discovery) notify Patten thereof. Within 60 days from the date it was notified of such omission or defect, Patten shall, at its option, (i) cure such omission or defect in all material respects; (ii) repurchase the Mortgage Loan in accordance with the provisions of Section 2.3; or (iii) substitute in place of the related Mortgage Loan a Qualified Replacement Mortgage Loan or Loans in accordance with the provisions of Section
2.3. It is understood and agreed that the obligation of Patten to cure (in the manner provided above) any material defect in or omission of a constituent document with respect to a Mortgage Loan shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of Certificateholders.

                 Section 2.3 Representations and Warranties of Patten. Patten hereby represents and warrants to the Trustee that:

                 (a) With respect to each individual Mortgage Loan as of the Cut-off Date, or as of the date such Mortgage Loan is deposited in the Trust Fund in the case of a Qualified Replacement Mortgage Loan:

                            (1) The information set forth on the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date;

                            (2) Immediately prior to the transfer of such Mortgage Loan to the Trustee, the Depositor had good and marketable title to, or beneficial ownership of, the Mortgage Note and the Mortgage, and was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement. The Depositor has validly and effectively transferred or caused to be transferred the Mortgage Loan to the Trustee, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature;

                            (3) With respect to Mortgages that are not Land Contracts, the Mortgage securing such Mortgage Loan has been duly recorded or submitted for recording in the proper public office and is a valid and enforceable first lien on the fee simple interest in the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage subject only to taxes and assessments not yet due and payable, and covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally; each Land Contract, to the extent an original is available, and Land Contract Deed has been duly recorded or submitted for recording in the proper public office, or will be so submitted in accordance with
                                  Section 2.1, and the Land Contract Deed upon recordation will be sufficient to convey to the Trustee the fee simple interest in the property therein described, and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the fee interest of the Trustee subject only to the rights of the Obligor under the related Land Contract, taxes and assessments not yet due and payable, and covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Land Contract Deed, such exceptions appearing of record being acceptable to mortgage lending institutions generally;

                            (4)   The terms of the Mortgage Note and the
                                  Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of Certificateholders and which has been delivered to the Trustee, or except as is otherwise reflected in the Mortgage Loan Schedule;

                            (5) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which has been delivered to the Trustee, except as is otherwise reflected in the Mortgage Loan Schedule;

                            (6) To the best of Patten's knowledge, there are no defaults (other than as set forth in Section 2.3(b)(5) or with respect to Mortgage Loans which are delinquent 1-30 days) in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid (it being understood that Patten does not escrow for such matters);

                            (7) There is no proceeding pending or, to the best of Patten's knowledge, threatened for the total or partial condemnation of the

                                  Mortgaged Property, nor is such a proceeding currently occurring, and, to the best of Patten's knowledge, such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan;

                            (8) To the best of Patten's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage, or the fee interest of the Trustee in the case of Mortgaged Properties subject to Land Con tracts;

                            (9) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and do not encroach upon easements burdening the Mortgaged Property, and, to the best of Patten's knowledge, no improvements on adjoining properties encroach upon the Mortgaged Property. The Mortgaged Property fronts on and is contiguous to a public road or easements or other legal rights benefit the Mortgaged Property which allow access thereto. The Mortgaged Property either has all necessary permits and approvals for ingress to and egress from the Mortgaged Property over such public road or easements or other legal rights benefit the Mortgaged Property which allow access to such public road;

                            (10)  To the best of Patten's knowledge, no
                                  improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

                            (11) To the extent required under applicable law, Patten and its Affiliates, or, to the best of Patten's knowledge, each other mortgagee under the Mortgage was authorized to transact and do business in each jurisdiction in which such authorization is necessary for Patten, such Affiliates or such mortgagee to transact and do business at all times when it held the Mortgage Loan;

                            (12) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and to general principles of equity. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                            (13) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Patten shall maintain in its possession evidence of compliance with all such requirements;

                            (14) The proceeds, if any, of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid or will be paid;

                            (15) Except as set forth in Section 2.3(b)(5) or for Mortgage Loans which are delinquent 1-30 days, and except as is otherwise reflected in the Mortgage Loan Schedule, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither Patten nor any of its Affiliates have waived any de fault, breach, violation or event of acceleration, except any default, breach, violation or event of acceleration as may have been previously cured by the related Obligor;

                            (16) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right or rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                            (17) Except in the case of Full Floating Loans, the related Mortgage Note is payable in self-amortizing installments of principal and interest, with interest payable in arrears, over an original term of not more than 30 years. The current Mortgage Interest Rate borne by the related Mortgage Note (or in the case of a Land Contract where there is no separate Mortgage Note, by the Land Contract) is not less than 6.13% and not greater than 18.90%. Except for a Current Market Rate Loan (and subject to any floors and usury limits), the Mortgage Interest Rate on an adjustable-rate Mortgage Note is subject to adjustment on each Rate Adjustment Date to a new Mortgage Interest Rate equal to the sum of the Current Index plus the Gross Margin, subject to the limitations imposed by the Periodic Rate Cap and Lifetime Rate Cap, if any.

                                  Except for a Current Market Rate Loan, the
                                  Gross Margin for an adjustable-rate Mortgage
                                  Loan is not less than 0.0% or more than 9.9%. With respect to an adjustable rate Mortgage Loan, other than a Full Floating Loan, on each Rate Adjustment Date, the Obligor's new Periodic Payment with respect to each such Mortgage Loan will be adjusted to an amount equal to the payment which, when paid in substantially equal installments during the then remaining term of such Mortgage Loan, would amortize fully the unpaid principal balance of such Mortgage Loan at the then applicable Mortgage Interest Rate. No such Mortgage Loan other than a Full Floating Loan contains terms or provisions that could result in negative amortization. With respect to the remaining adjustable-rate Mortgage Loans, except as otherwise reflected in the Private Placement Memorandum dated July 12, 1995, the Obligor's Periodic Payment with respect to each such Mortgage Loan will be adjusted no less than annually to an amount equal to the payment which, when paid in substantially equal installments during the then remaining term of such Mortgage Loan, would amortize fully the unpaid principal balance of such Mortgage Loan at the then applicable Mortgage Interest Rate;

                            (18) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage (including the retention of title with respect to a Land Contract), other than any guarantee of the Mortgage Loan;

                            (19) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) in all other cases, by judicial foreclosure (or retention of title in the case of a terminated Land Con-tract). There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage or the right to retain title in the case of a terminated Land Contract;

                            (20) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust;

                            (21) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of either raw land, a condominium or a one-family residence;

                            (22)  The Mortgage Loan was underwritten in
                                  accordance with Patten's then prevailing customary and usual underwriting standards;

                            (23) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Patten or any of its Affiliates have been capitalized under the Mortgage or the related Mortgage Note;

                            (24) The origination and collection practices used by Patten and its Affiliates with respect to the Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business for mortgage loans similar to the Mortgage Loans;

                            (25)  The Mortgage Note, the Mortgage, the
                                  Assignment and any other documents required to be delivered pursuant to Section 2.1 with respect to the Mortgage Loan have been delivered to the Trustee;

                            (26) Other than the Monthly Advance provided for in Section 4.2, there is no obligation on the part of Patten or any other Person to make supplemental payments in addition to those made by the Obligor or co-obligor or any guarantor;

                            (27) There is no pledged account or other security other than real estate securing the Obligor's obligations other than any guarantee of the Mortgage Loan. Neither Patten nor any Affiliate thereof, including the Depositor, has guaranteed the Mortgage Loan;

                            (28) No adjustable-rate Mortgage Loan contains a provision allowing the related Obligor to convert such Mortgage Loan into a fixed-rate Mortgage Loan;

                            (29) The Mortgaged Property consists of an estate in fee simple as evidenced by a recorded deed, or a vendee's interest under a Land Contract to which the fee simple interest of the Trustee is subject, in real property and improvements located on the Mortgaged Property with such appurtenant and indefeasible rights and easements as are necessary for the legal operation, occupancy and use thereof;

                            (30) No more than 3.25% of the Mortgage Loans (by Cut-off Date Principal Balance) are secured by Mortgaged Properties that are not covered by a title insurance policy. With respect to the remainder of the Mortgage Loans, either the Development in which the Mortgaged Property relating to the Mortgage Loan is located is covered by an owner's title insurance policy or the Mortgaged Property relating to the Mortgage Loan is covered by a lender's title insurance policy; each such title insurance policy is in full force and effect and will be in full force and effect upon the consummation of transactions contemplated by this Agreement; no claims have been made under such title insurance policy; full premiums for the policy, endorsements or all special endorsements have been paid; and no prior holder of the related Mortgage, including Patten or any Affiliate thereof, has done anything, by act or omission, or possessed any knowledge of any matter, which would impair or diminish the coverage of such title insurance policy;

                            (31)  Other than with respect to a 30 Day
                                  Delinquent Mortgage Loan as specified in
                                  Section 2.3(b)(5) or with respect to any Mortgage Loan which is delinquent 1-30 days, Patten has no actual knowledge of any circumstances with respect to the Obligor, the Mortgage, the Mortgaged Property or any guarantor of any Mortgage Loan that can reasonably be expected to cause such Mortgage Loan to become delinquent;

                            (32) There is no current obligation on the part of any person to make payments on behalf of the Obligor in respect of the Mortgage Loan except that there may be a guarantor who is guaranteeing full and timely payment of the Mortgage Loan until the maturity thereof. No such guarantor has been released from such guarantee and no such release is contemplated;

                            (33) The Mortgage Note and, if applicable, the Land Contract, has been or will be endorsed pursuant to the requirements of the definition of "Mortgage Documents" and
                                  Section 2.1 and, together with the Mortgage, the Assignment and any other documents required to be delivered under this Agreement, have been or will be delivered to the Trustee. The Servicer is in possession of all documents relating to the Mortgage, other than the Mortgage Documents and any other documents held by the Trustee, or which have been sent for recording and have not been returned by the applicable public recording office, and there are no custodial agreements in effect adversely affecting the right or ability of the Trustee to make the deliveries required under this Agreement;

                            (34)  To the best of Patten's knowledge, the
                                  Mortgaged Property is not now and has never been used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, process or in any manner deal with gasoline, petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substance, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or local environmental law, ordinance, rule, or regulation ("Hazardous Materials") in violation of any such Federal, state or local environmental law, ordinance, rule or regulation. To the best of Patten's knowledge, no Hazardous Materials have ever been installed, placed, or in any manner dealt with on the Mortgaged Property in violation of any such Federal, state or local environmental law, ordinance, rule or regulation. To the best of Patten's knowledge, no owner, including Patten or any Affiliate thereof, operator or manager of the Mortgaged Property or any tenant, subtenant, occupant, prior tenant, prior subtenant, prior occupant or Person (collectively, "Occupant") has received any notice or advice from any governmental agency or any Occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Property; and

                            (35) Either, at the time of origination of the Mortgage Loan, the fair market value of the related Mortgaged Property was not less than 80% of the original principal balance of the Mortgage Loan or, at the Cut-off Date, the fair market value of the related Mortgaged Property was not less than 80% of the Cut-off Date Principal Balance of the Mortgage Loan.

                 (b) With respect to the Mortgage Loans in the aggregate, as of the Cut-off Date:

                            (1) No more than 0.77% of the Mortgage Loans (by Cut-off Date Principal Balance) had a Loan-to-Value ratio at origination of greater than 90% (including three Mortgage Loans that had Loan-to-Value ratios at origination in excess of 100%) and, except as provided in the preceding parenthetical, no Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 100%;

                            (2) Approximately 7.82% of the Mortgage Loans (by Cut-off Date Principal Balance) bear a fixed rate of interest (including Mortgage Loans as to which the holder thereof has the option to adjust the rate of interest thereon but such option has never been exercised on a prior Rate Adjustment Date), and approximately 92.18% (by Cut-off Date Principal Balance) bear an adjustable rate of interest (including Current Market Rate Loans);

                            (3) Approximately 77.3% of the Mortgage Loans (by Cut-off Date Principal Balance) contain a provision whereby Patten or an Affiliate has the right to draw the Obligor's Periodic Payment directly from the Obligor's bank account;

                            (4) No Mortgage Loan had a principal balance at origination of less than $2,196 or more than $473,310, and the average remaining Cut-off Date Principal Balance of the Mortgage Loans was approximately $13,765;

                            (5) As of the Cut-off Date, Approximately 39 Mortgage Loans with an aggregate Cut-off Date Principal Balance of approximately $571,449 were 30 Day Delinquent Mortgage Loans;

                            (6)   Approximately 99.86% (by Cut-off Date
                                  Principal Balance) of the adjustable-rate
                                  Mortgage Loans have an Index based upon the prime rate generally as reported in The Wall Street Journal, approximately 0.14% have an Index based upon another source, including 0.09% that are Current Market Rate Loans; and

                            (7) Approximately five Mortgage Loans with an aggregate Cut-off Date Principal Balance of approximately $96,352 were secured by a Mortgaged Property consisting of a condominium.

                 (c)  With respect to Patten as of the Closing Date:

                            (1) Patten and each Affiliate of Patten which originated one or more of the Mortgage Loans (except for Affiliates which have been merged into Patten) are (or, with respect to each such Affiliate, was at the time of origination of the related Mortgage Loan) duly organized, validly existing and in good standing under the laws of the states of their respective incorporation or formation, and are (or, with respect to each such Affiliate, was at the time of origination of the related Mortgage Loan) duly qualified as foreign corporations authorized to do business in every other state where the nature of their respective businesses requires such qualification, except where the failure to be so qualified would not, in any one case or in the aggregate, have a material adverse effect on Patten and such Affiliates taken as a whole;

                            (2) Patten and each Affiliate of Patten which originated one or more of the Mortgage Loans are (or, with respect to each such Affiliate, was at the time of origination of the related Mortgage Loan) duly licensed to transact business under all applicable laws and have obtained all governmental approvals required to be obtained in order to conduct their respective businesses as now being conducted and all such governmental approvals are in full force and effect, except where the failure to be so licensed or obtain such approvals would not, in any one instance or in the aggregate, have a material adverse effect on Patten and such Affiliates taken as a whole;

                            (3) The execution and delivery of this Agreement and the full performance thereof by Patten and any Affiliate which is a party hereto, do not and will not violate any provisions of the Articles of Organization or By-laws of Patten or such Affiliate or any agreement to which Patten or any Affiliate is a party or by which Patten or any Affiliate is bound;

                            (4) This Agreement has been duly and validly authorized, executed and delivered by Patten and any Affiliate which is a party hereto, and is a legal, valid and binding agreement of Patten and any such Affiliate enforceable against them in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws;

                            (5) Except as set forth on Exhibit F, there is no action, suit, proceeding, governmental investigation or arbitration (whether or not by its terms purportedly on behalf of Patten or any of its Affiliates) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, pending, or to the knowledge of any of such Persons probable of assertion, against Patten or any of its Affiliates, or any violation of any applicable law, any of which individually or in the aggregate could reasonably be expected to (i) result in any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Patten and its Affiliates taken as a whole or a material amount of the Mortgage Loans, or (ii) have a material adverse effect on the ability of Patten to perform its obligations under this Agreement;

                            (6) Each assignment of the Mortgage Loans since origination up through and including the Assignment to the Trustee has been made for reasonably equivalent value and fair consideration;

                            (7) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein in light of the circumstances under which made not misleading;

                            (8) In selecting the Mortgage Loans, no selection procedures were employed which are adverse to the interests of the Certificateholders;

                            (9) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages to the Trustee pursuant to Section 2.1 are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                            (10) Patten does not believe, nor does it have any reason or cause to believe, that it or its applicable Affiliate cannot perform each and every covenant contained in this Agreement to be performed by them;

                            (11) The transfer of the Mortgage Loans in the manner contemplated hereby is sufficient to transfer fully to the Trustee for the benefit of the Certificateholders the ownership of the Mortgage Loans;

                            (12) Patten has no knowledge of any default, breach, violation or event existing under this Agreement or any event, which, with the passage of time or the giving of notice, or both, would constitute such a default, breach or violation and Patten has not waived any such default, breach or violation;

                            (13) The rights of the holder of the Mortgage Loans to receive payments of principal and interest due thereon after the Cut-off Date is not subordinate or junior to the rights of any other Person to receive such payments;

                            (14) No information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by Patten or any of its Affiliates will, to the knowledge of Patten, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report in light of the circumstances under which made or given not misleading;

                            (15) Patten and its Affiliates, including the Depositor, reflected (or will reflect) the sale of the Mortgage Loans to the Trustee on their books and records; Patten and its Affiliates, including the Depositor, will treat the transfer of the Mortgage Loans to the Trustee as a sale for tax and accounting purposes; and Patten and its Affiliates, including the Depositor, will respond to all third party inquiries that the Mortgage Loans have been sold to the Trustee;

                            (16) The transfer of the Mortgage Loans to the Depositor and by the Depositor to the Trustee was not made with the intent to hinder, delay or defraud creditors;

                            (17) The Depositor is solvent on the date hereof and will be solvent after giving effect to the closing of the transactions contemplated by this Agreement; and

                            (18) After giving effect to the simultaneous transactions occurring on the Closing Date, none of Patten's Affiliates transferring any of the Mortgage Loans to the Depositor will have any indebtedness or liabilities of any kind, and each of such entities and Patten will be solvent.

                 With respect to the representations and warranties set forth in Sections 2.3(a)(6), (8), (9), (10), (11) and (34) that are made to the best of Patten's knowledge or as to which Patten has no knowledge, if it is discovered by Patten, the Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the interests of the Certificateholders in a Mortgage Loan then, notwithstanding Patten's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                 (d) It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive delivery of the Mortgage Loans to the Trustee. Upon discovery by any of Patten, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in a Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent (a copy of which shall be provided by the Trustee to the Rating Agency), Patten shall, at its option (i) cure such breach in all material respects; (ii) repurchase the related Mortgage Loan; or (iii) substitute in place of such Mortgage Loan a Qualified Replacement Mortgage Loan or Loans provided such a substitution may only be effected prior to the second anniversary of the Closing Date and subject to
Section 2.3(f). Any repurchase shall be accomplished by Patten depositing in the Collection Account the Purchase Price for the appropriate Mortgage Loan within such 60 day period (or such longer period as may be specified in the Trustee's consent) and such repurchase shall be deemed to have occurred as of the Business Day preceding the Remittance Date next following such deposit.
The Trustee shall not be charged with knowledge of any breach of the foregoing representations unless a Responsible Officer of the Trustee at the Corporate Trust Office has actual knowledge of such breach or receives written notice of such breach from Patten or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%. Notwithstanding anything to the contrary contained in this Agreement, in the event that it is discovered that a Mortgage Loan is in breach of the representations contained in Section 2.3(a)(3), or otherwise is not a "qualified mortgage" within the meaning of the REMIC Provisions, Patten shall, in all events, cure such breach or repurchase or substitute such Mortgage Loan, as described above, within 90 days of the date of discovery of such breach.

                 (e) In the event of a substitution of a Defective Mortgage Loan, as to any Qualified Replacement Mortgage Loan or Loans, Patten shall deliver to the Trustee for such Qualified Replacement Mortgage Loan or Loans the Mortgage Note, the Mort-gage, the related Assignment, and such other documents and agreements as are required by Section 2.1 within the 60-day period (or such longer period as may be specified in the Trustee's consent) referred to in subsection (d) of this
Section 2.3 and such substitution shall be deemed to have occurred as of the Business Day preceding the Remittance Date next following such delivery. For any month during which Patten substitutes one or more Qualified Replacement Mortgage Loans, Patten shall determine the amount, if any, by which the sum of
(i) the aggregate Principal Balances of all such Qualified Replacement Mortgage Loans at the end of such month is less than (ii) the aggregate Purchase Prices for the related Defective Mortgage Loans had such Mortgage Loans been purchased on the Business Day next preceding the Remittance Date next following such substitution. The amount of such shortfall for any month computed by Patten shall be deposited by it in the Collection Account on the Business Day next preceding the Remittance Date in the Collection Period following the Collection Period of substitution. All amounts received in respect of the Qualified Replacement Mortgage Loan or Loans prior to the Business Day preceding the Remittance Date on which such substitution occurs shall not be a part of the Trust Fund and shall not be deposited by Patten in the Collection Account. All amounts received by the Servicer prior to the Business Day preceding the Remittance Date on which such substitution occurs in respect of any Defective Mortgage Loan shall be deposited by the Servicer in the Collection Account. Patten shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan and the substitution of the Qualified Replacement Mortgage Loan or Loans. Upon such substitution, the Qualified Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and Patten shall be deemed to have made with respect to such Qualified Replacement Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section.

                 (f) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that any substitution of a Qualified Replacement Mortgage Loan for a Defective Mortgage Loan shall be made within 90 days of the Closing Date, unless the Trustee has received an Opinion of Counsel (at the expense of Patten) that, under the current law, such substitution will not either (A) affect adversely the status of the Trust REMIC as a REMIC, or of the Class A, Class B and Class C Certificates as "regular interests" in the Trust REMIC or (B) cause the Trust REMIC to be subject to a "prohibited transac-tion tax" pursuant to Section 860F of the Code or "prohibited contribution tax" pursuant to Section 860G(d) of the Code.

                 (g) In addition to the obligation of Patten to cure, substitute for (to the extent permitted herein) or repurchase any Mortgage Loan as to which a breach under this Section 2.3 occurred and is continuing, Patten shall indemnify the Trustee and the Certificateholders and hold them harmless against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion made by an Obligor to the extent resulting from a breach of any representation or warranty contained in this Section 2.3. It is understood and agreed that the above obligations of Patten shall constitute the sole remedies respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and that the Certificates are not and shall not be obligations of Patten, the Depositor or any of their respective Affiliates. Nothing contained herein shall limit the rights of the Trustee under Section 9.5.

                 Section 2.4 Execution, Countersignature and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has caused to be executed, countersigned and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                 Section 3.1 Servicer. The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans, giving due consideration to legal, proper, prudent and customary standards of practice in the mortgage servicing business for mortgage loans similar to the Mortgage Loans and with a view to the maximization of timely recovery of principal and interest on the Mortgage Loans but without regard to (i) any relationship that the Servicer or any Affiliate of the Servicer may have with any Mortgagor or any Affiliate of any Mortgagor;
(ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligations to make Monthly Advances or to incur servicing expenses with respect to the Mortgage Loans; or (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction. Subject to the above-described servicing standards (herein referred to as "Accepted Servicing Practices") and the terms of this Agreement (and in particular Section 11.3) and of the Mortgage Loans, the Servicer shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable and consistent with the terms of this Agreement. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to determine the amount, and notify the related Obligor, of any changes to the Mortgage Interest Rate of an adjustable-rate Mortgage Loan as fully as if the Servicer were the holder of the related Mortgage Note, and to execute and deliver, on behalf of itself, the Certificateholders, the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall execute and deliver to the Servicer any such documents as are provided to the Trustee which are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Without limiting the foregoing, in the event that an Obligor under a Land Contract satisfies all obligations thereunder and is entitled to receive a deed to the related Mortgaged Property, the Trustee shall execute and deliver a deed for such Mortgaged Property if provided by the Servicer and in substantially the same form as the Land Contract Deed pursuant to which the Trustee previously acquired title to such Property, in favor of either the Servicer or the related Obligor as may be directed by the Servicer.

                 The relationship of the Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                 All costs incurred by the Servicer in effecting the timely payment of taxes and assessments on the Mortgaged Properties underlying the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable by the Servicer to the extent permitted by Section 3.4.

                 The Servicer is hereby directed that, with respect to any Mortgage Loan which has the option for the holder of the Mortgage Note to adjust the Mortgage Interest Rate thereon and such option has not been exercised on a Rate Adjustment Date on or prior to the Closing Date, the Trustee, as owner of the Mortgage Loan, hereby waives such option.
Furthermore, the Servicer is hereby directed that with respect to any adjustable rate Mortgage Loan, the Mortgage Interest Rate of which adjusts more frequently than its Periodic Payment, the Servicer shall not increase the Mortgage Interest Rate, on a Rate Adjustment Date that is not a date on which the Periodic Payment adjusts, to a rate that will cause any negative amortization of the Mortgage Loan. In addition, the Servicer is hereby directed that with respect to any adjustable rate Mortgage Loan, the Servicer shall not increase the Mortgage Interest Rate, on a Rate Adjustment Date, to a rate that would violate applicable usury laws, but will instead increase such Mortgage Interest Rate to the maximum rate allowable under such usury laws.

                 Section 3.2 Collection of Certain Mortgage Loan Payments; Collection Account; Certificate Account. (a) The Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Subject to Section 11.3 and consistent with the foregoing, the Servicer may in its discretion waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan.

                 (b) The Servicer shall establish and maintain one or more Collection Accounts, each of which shall be an Eligible Account, into which the Servicer shall on the Closing Date deposit any amounts representing Periodic Payments due after the Cut-off Date but received before the Closing Date and any Principal Prepayments received after the Cut-off Date but before the Closing Date. Thereafter, the Servicer shall deposit into the Collection Account on a daily basis the following payments and collections received or made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-off Date):

                                  (i)  All payments on account of principal,
         including Principal Prepayments, received from, or on behalf of, the related Obligor;

                                  (ii)  All payments on account of interest at
         the Mortgage Interest Rate on each Mortgage Loan received from, or on behalf of, the related Obligor (net of the Servicing Fee);

                                  (iii)  All Liquidation Proceeds received by
         the Servicer with respect to each Mortgage Loan;

                                  (iv)  All Insurance Proceeds which are not
         Liquidation Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to the last sentence of Section 3.5), other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Obligor in accordance with the normal servicing procedures of the Servicer;

                                  (v)  The Purchase Price for any Defective
         Mortgage Loan repurchased pursuant to Sections 2.2 and 2.3, or, if applicable, any Substitution Adjustment, pursuant to said Sections;

                                  (vi)  All Monthly Advances made by the
         Servicer pursuant to Section 4.2; and

                                  (vii)  The purchase price for the Mortgage
         Loans repurchased pursuant to Section 10.1.





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
The foregoing requirements respecting deposits by the Servicer into the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit into the Collection Account amounts representing fees or late charge penalties payable by Obligors, which the Servicer is entitled to retain as additional servicing compensation, or any amounts received by the Servicer for the account of Obligors for application towards the payment of taxes, insurance premiums, assessments and similar items.

                 Within five Business Days of receipt, and no later than the Business Day prior to each Remittance Date, all amounts on deposit in the Collection Account shall have been remitted to the Trustee for deposit into the Certificate Account by wire transfer in immediately available funds.

                 Amounts held in the Collection Account and the Certificate Account may be invested in one or more Permitted Investments in the name of the Trustee, as trustee, in accordance with written instructions from Patten. Such Permitted Investments shall mature no later than the Business Day immediately preceding the Remittance Date following such investment. Any investment earnings on funds in the Collection Account and the Certificate Account (net of losses) shall be paid to the Servicer as additional servicing compensation. Realized losses, if any, on amounts invested in the Collection Account and the Certificate Account shall be credited against amounts in the Collection Account and the Certificate Account for determining the Amount Available on the Remittance Date following such investment. Permitted Investments of amounts held in the Collection Account and the Certificate Account shall be held until maturity.

                 (c) On or before the Closing Date, the Trustee shall establish the Certificate Account. The Certificate Account shall at all times be an interest bearing Eligible Account and shall relate solely to the Certificates and the Trustee shall have the exclusive right to withdraw funds therefrom. The Trustee shall deposit into the Certificate Account on the Business Day received all moneys remitted by the Servicer pursuant to Section 3.2(b). The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

                                  (i)  to withdraw amounts deposited in the
         Certificate Account in error;

                                  (ii)  to make distributions to the
         Certificateholders pursuant to Section 5.1;

                                  (iii)  to pay the Servicer investment income
         on amounts on deposit in the Certificate Account; and

                                  (iv)  to clear and terminate the Certificate
         Account pursuant to Section 10.1


                 Section 3.3 Collection of Taxes, Assessments and Other Items. The Servicer shall pay or cause to be paid all hazard insurance premiums as required under Section 3.5 or comparable items related to the Mortgage Loans when and as the same shall become due and payable. The Servicer will also advance monies to avoid the tax sale of the related Mortgaged Property. A withdrawal from the Collection Account pursuant to Section 3.4(viii) may be made only to reimburse the Servicer out of collections on the related Mortgage Loan for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.5 regarding premiums on standard hazard insurance policies. It is understood that Patten does not escrow funds for such purposes.

                 Section 3.4 Permitted Withdrawals from the Collection Account. The Servicer may, on each Remittance Date, by Officers' Certificate instruct the Trustee to make withdrawals from the Collection Account for the following purposes and in the following order of priority:

                                  (i)  To reimburse the Servicer for
         Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds deposited into the Collection Account;

                                  (ii)  To pay to the Trustee any unpaid
         Trustee's Fee to which it is entitled pursuant to Section 9.5 and to pay to the Servicer (x) any unpaid Servicing Fees to which it is entitled pursuant to Section 3.9, (y) as additional servicing compensation the amount, if any, by which Net Liquidation Proceeds in respect of a Liquidated Mortgage Loan are in excess of the sum of (A) the unpaid principal balance of such Liquidated Mortgage Loan and (B) accrued and unpaid interest at the applicable Mortgage Interest Rate on the declining Principal Balance thereof from the Installment Due Date to which interest was last paid by the Obligor to the Installment Due Date next preceding the Remittance Date on which such Mortgage Loan became a Liquidated Mortgage Loan and (z) as additional servicing compensation any and all investment earnings (net of losses) of amounts on deposit from time to time in the Collection Account;

                                  (iii)  To reimburse the Trustee for expenses
         pursuant to Section 9.5 and Patten or the Servicer to the extent permitted by Section 7.3;

                                  (iv)  To pay to Patten amounts received in
         respect of any Defective Mortgage Loan repurchased by Patten to the extent that the distribution of any such amounts on the Remittance Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Remittance Date greater than the Purchase Price therefor;

                                  (v)  To pay to Patten amounts received in
         respect of Defective Mortgage Loans which represent amounts due subsequent to the month of substitution or which were not otherwise reflected in the calculation of the related Purchase Price or any Substitution Adjustment;

                                  (vi)  To reimburse the Servicer for Monthly
         Advances theretofore made in respect of any Mortgage Loan to the extent of late payments and Liquidation Proceeds received, the Purchase Price paid or the termination price paid pursuant to Section 10.1, in each case in respect of such Mortgage Loan;

                                  (vii)  To reimburse the Servicer for any
         Nonrecoverable Advance;

                                  (viii)  To reimburse the Servicer out of
         collections on the related Mortgage Loan for amounts paid by the Servicer for taxes, assessments, hazard insurance premiums or comparable items pursuant to Sections 3.3 and 3.5, to the extent not paid or reimbursed by the related Obligor;

                                  (ix)  To withdraw from the Collection Account
         any amounts deposited therein by error;

                                  (x)  To make payments to the Trustee for
         deposit into the Certificate Account of the Amount Available in accordance with Section 3.2(b);

                                  (xi)  To pay any and all taxes imposed on the
         Trust REMIC by federal or state governmental authorities to the extent such taxes have not been paid pursuant to Section 11.1(c); and

                                  (xii)  To clear and terminate the Collection
         Account pursuant to Section 10.1.

                 The Servicer shall keep and maintain a separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawals from the Collection Account pursuant to clauses (i), (ii), (iv),
(v), (vi) and (viii) of this Section 3.4. Such justification shall be included in every Officers' Certificate delivered to the Trustee pursuant to this
Section 3.4.

                 Section 3.5 Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained on each Mortgaged Property on which a dwelling was located on the date of origination of the related Mortgage Loan hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing the related Mortgage Loan or the Principal Balance owing on such Mortgage Loan from time to time, whichever is less. To the extent provided in Section 3.2(b)(iv), amounts collected by the Servicer under any such policies shall be deposited into the Collection Account. Such costs incurred by the Servicer in maintaining such hazard insurance shall be recoverable by the Servicer pursuant to Section 3.3. Further, monies advanced by the Servicer to avoid the tax sale of the related Mortgaged Property shall be recoverable by the Servicer pursuant to Section 3.3. In cases in which a Mortgaged Property is located in a federally designated flood area and such Mortgaged Property includes improvements thereon as of the date of origination of the related Mortgage Loan, the hazard insurance to be maintained for such Mortgaged Property shall include flood insurance. The Servicer shall be under no obligation to require that any Obligor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on a Mortgaged Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties on which a dwelling is located, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.5, it being understood and agreed that such policy shall require prior notice of cancellation, shall name the Trustee as an additional payee in accordance with its interest and may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.5, and there shall have been a loss which would have been covered by such policy, deposit into the Collection Account, the amount not otherwise payable under the blanket policy because of such deductible clause.

                 Section 3.6 Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Obligor, the Servicer shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto. If a Mortgage Loan contains no "due-on-sale" clause, such "due-on-sale" clause, by its terms, is not operable or the Servicer is prevented, as provided in the last paragraph of this Section 3.6, from enforcing any such clause, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed pursuant to which such Person becomes liable under the Mortgage Note and the Obligor remains liable thereon. The Servicer shall not take or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable hazard insurance policy. The Servicer shall notify the Trustee that any assumption and modification agreement has been completed and forward to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage Documents and shall, for all purposes, be considered a part of such Mortgage Documents to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, neither the Servicer nor the Trustee shall permit modification of any term of the Mortgage Loan. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation.

                 Notwithstanding the foregoing paragraph of this Section 3.6 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a

Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Servicer reasonably believes, after due inquiry, it is restricted by law from preventing, for any reason whatsoever.

                 Section 3.7 Realization upon Defaulted Mortgage Loans; Title and Management of REO Property. (a) The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in Default (as defined below) and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.2. For purposes of this Section 3.7(a), "Default" with respect to a Mortgage Loan shall mean a payment default or any other material default under the terms of the Mortgage Loan, which default continues unremedied for a period of more than 90 days. In connection with such foreclosure or other conversion (including without limitation the cancellation or other termination of the Obligor's rights under a Land Contract), the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be in accordance with Accepted Servicing Practices. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that the Servicer shall be entitled to reimbursement thereof from related Liquidation Proceeds to the extent provided in Section 3.4. Notwithstanding the above, the Servicer shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Obligor for such expenses. The foregoing is subject to the provision that, in any case in which property subject to a Mortgage shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of such property unless it shall determine in its discretion (a) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by the Servicer through Liquidation Proceeds from the related property, as contemplated in Section 3.4.

                 (b) In the event that title to any Mortgaged Property is acquired by the Servicer for the benefit of Certificateholders in foreclosure or by deed-in-lieu of foreclosure or otherwise,





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
the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee, on behalf of the Certificateholders. The Servicer, on behalf of the Trust Fund, shall sell any REO Property as expeditiously as possible, but in all events within the time period, and subject to the conditions, set forth in Section 11.2. Subject to Section 11.2, the Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale.

                 If the Trust Fund acquires any REO Property, the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with Accepted Servicing Practices, all on terms and for such period as the Servicer deems to be in the best interest of Certificateholders, and, consistent therewith, shall advance from its own funds
(i) all insurance premiums due and payable in respect of such REO Property;
(ii) all taxes and other impositions in respect of such REO Property that could result or have resulted in the imposition of a lien thereon; and (iii) all costs and expenses necessary to maintain such REO Property; in each such case, if, but only if, the Servicer would make such an advance if it owned such REO Property, and, in the Servicer's judgment, such amounts will be recoverable by the Servicer from related Liquidation Proceeds.

                 Section 3.8 Trustee to Cooperate; Release of Mortgage Documents. Upon the payment in full of any Mortgage Loan, or the substitution or repurchase of a Defective Mortgage Loan pursuant to Sections 2.2 or 2.3, the Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment, repurchase or substitution which are required to be deposited in the Collection Account pursuant to Section 3.2 have been so deposited) of a Servicing Officer and shall request delivery to it of the related Mortgage Documents. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage Documents to the Servicer. Upon any such payment in full, repurchase or substitution, the Servicer is authorized to execute, pursuant to the authorization contained in
Section 3.1, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time deposited in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage Documents to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the Mortgage Documents to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer, the receipt shall be released by the Trustee to the Servicer.

                 Section 3.9 Servicing Compensation; Payment of Certain Expenses by the Servicer. The Servicer shall be entitled to instruct the Trustee to withdraw from the Collection Account or to withhold and pay to itself as servicing compensation out of each payment received by it on account of interest on each Mortgage Loan an amount equal to the Servicing Fee. Additional servicing compensation in the form of assumption fees and late payment charges, pursuant to Section 3.4 hereof or otherwise shall be retained by the Servicer to the extent collected from the related Obligors and only to the extent in excess of the full amount of the Periodic Payments on the related Mortgage Loans. Additional servicing compensation in the form of investment income on amounts on deposit in the Collection Account and the Certificate Account and gain from the sale of REO Property as calculated pursuant to
Section 3.4(ii) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.3, 3.4 and 3.7.

                 Section 3.10 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and to the Rating Agency, on or before September 30 of each year, beginning September 30, 1996, an Officers' Certificate stating that (a) a review of the activities of the Servicer during the 12 months ended July 31 (or from the Closing Date to July 31, 1996, with respect to the first such Officers' Certificate) and of its performance under this Agreement has been made under such officers' supervision and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.





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
                 Section 3.11 Annual Independent Public Accountant's Servicing Report. On or before September 30 of each year, beginning September 30, 1996, the Servicer, at its expense, shall direct a firm of independent public accountants to furnish a statement to the Trustee and to the Rating Agency stating that the firm has examined certain documents and records relating to the servicing of the Mortgage Loans during the Servicer's most recent fiscal year (or from the Closing Date to the end of the Servicer's fiscal year, with respect to the first such statement) and that, on the basis of the examination, nothing has come to the attention of such firm that would cause it to believe that the servicing has not been conducted in compliance with this Agreement except for (a) exceptions as the firm believes are immaterial, and (b) other exceptions as shall be set forth in the statement. Copies of the statement shall be provided to the Certificateholders by the Servicer or by the Trustee at the Servicer's expense if the Servicer fails to provide the requested copies.

                 Section 3.12 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Trustee and Certificateholders and their respective supervisory agents and examiners access to the documentation regarding the Mortgage Loans required by applicable laws and regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

                 Section 3.13 Maintenance of Certain Servicing Policies. (a) The Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions Insurance Policy, naming the Trustee as loss payee, affording coverage for all directors, officers, employees and other Persons acting on the Servicer's behalf. The Servicer Errors and Omissions Insurance Policy and Servicer Fidelity Bond shall be in such form and amount that would meet the requirements of the Rating Agency.

                 (b) The Servicer shall promptly report in writing to the Trustee any material changes that may occur in any required Servicer Fidelity Bond or Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee copies of all binders and





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
policies or certificates evidencing that such bond and insurance policy are in full force and effect. The Servicer shall promptly report in writing to the Trustee all cases of embezzlement or fraud or irregularities of operation, suspected or otherwise, if such events involve funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of the Servicer's bonding companies or insurers, a copy of such report shall be promptly furnished to the Trustee.

                 Section 3.14  Preparation of Tax Returns and Other Reports.
(a) Subject to Section 11.1, the Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, in reliance upon the information, if any, furnished by the Depositor and the Servicer in accordance with this Agreement and pursuant to instructions given by the Holders of a majority in Percentage Interests of the Class R Certificates, shall sign and shall file, Federal income tax and information returns and appropriate state income tax and information returns or such other returns as may be required by applicable law relating to the Trust Fund. The Servicer and the Depositor shall provide to the Trustee any information within the control of each that shall be reasonably necessary to enable the Trustee to comply with the provisions of this Section 3.14(a). The Trustee shall forward to the Depositor and the Servicer copies thereof and of quarterly and annual REMIC tax returns and Form 1099 information returns and such other information within the control of the Trustee as the Depositor and the Servicer may reasonably request in writing. Moreover, the Trustee shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code to be furnished to them, will prepare and file annual reports required by the state authorities, will file copies of this Agreement with the appropriate state authorities as may be required by applicable law and will prepare and disseminate to Certificateholders Forms 1099 (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law. The Servicer, the Depositor and the Class R Certificateholders (but not the Trust Fund) shall indemnify the Trustee for any liability of or assessment against the Trustee and any expenses incurred in connection with such liability or assessment (including attorney's fees) resulting from any error in any of such tax or information returns resulting from errors in the information or instructions, as applicable, provided by the Servicer, the Depositor or the Class R Certificateholders. The Trustee shall indemnify the Servicer,





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
the Depositor and the Class R Certificateholders for any liability of or assessment against the Servicer, the Depositor or the Class R Certificateholders and any expense incurred in connection with such liability or assessment (including attorney's fees) resulting from any error in any of such tax or information returns resulting from errors in the preparation of such returns by the Trustee. Any such indemnification shall survive the termination of this Agreement.

                 (b) The Trustee shall prepare, sign and file with the Internal Revenue Service ("IRS"), on behalf of the Trust REMIC, an application for a taxpayer identification number for the Trust REMIC on IRS Form SS-4. The Trustee, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Servicer and the Depositor. The Trustee shall prepare and file Form 8811 on behalf of the Trust REMIC and shall designate an appropriate Person to respond to inquiries by or on behalf of Certificateholders for original issue discount and related information in accordance with applicable provisions of the Code.

                 Section 3.15  Trustee's Interest in the Trust Fund.

                 (a) Notwithstanding that the parties hereto intend that the conveyance of the Depositor's right, title and interest on and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a pledge of security for a loan, the Servicer shall, from time to time, cause to be taken such actions as are necessary to continue the perfection of the Trustee's security interest in the Trust Fund (other than any statutory lien arising by operation of law after the Closing Date that is prior to such security interest), including, without limitation, the filing of financing statements, amendments thereto or continuation statements and the making of notations on the records or documents of title relating to the Trust Fund. The Depositor will cooperate in all such actions and will execute and deliver whatever is reasonably necessary to accomplish the foregoing.

                 (b) The Servicer will deliver to the Trustee and to the Rating Agency, within 90 days after the beginning of each calendar year beginning with 1997, an Opinion of Counsel, dated as of a date during such 90-day period, either (i) stating that in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to continue the perfection of the Trustee's security interest in the personal property in the Trust Fund in





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
the event that the conveyance by the Depositor to the Trustee pursuant to this Agreement is deemed to be a pledge for a loan, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such counsel, no such action during that calendar year is necessary to continue the perfection of such security interest.





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
                                   ARTICLE IV

                    SERVICER'S CERTIFICATE; MONTHLY ADVANCES

                 Section 4.1 Servicer's Certificate. Each month, not later than the third Business Day next preceding each Remittance Date, the Servicer shall deliver to the Trustee and to the Rating Agency, a Servicer's Certificate stating the date (month and year), the dates of the Collection Period and the Remittance Date to which such Certificate relates, the Series number of the Certificates, the date of this Agreement, the Cut-off Date Pool Principal Balance and the Class A Principal Balance, Class B Principal Balance and Class C Principal Balance, in each case as of the Closing Date and, as of the close of business on the Determination Date for such month:

                                  (i)  The amount on deposit in the Collection
         Account and the Certificate Account as of the close of business on the preceding Determination Date (listing separately each amount deposited therein pursuant to Section 3.2(b)), reduced by the sum of (a) the Amount Held for Future Distribution and (b) amounts permitted to be withdrawn from the Collection Account and the Certificate Account pursuant to Section 3.4 and Section 3.2, respectively (listing separately each such amount);

                                  (ii)  The aggregate Purchase Prices for, and
         Principal Balances of, any Defective Mortgage Loans which Patten will purchase on the Business Day immediately preceding the following Remittance Date pursuant to Sections 2.2 and 2.3 together with any Substitution Adjustment to be deposited into the Collection Account on the Business Day next preceding such Remittance Date pursuant to
         Section 2.3(e) in connection with any substitution for a Defective Mortgage Loan;

                                  (iii)  The Principal Balances of all Mortgage
         Loans which were the subject of Principal Prepayments in Full during the preceding Prepayment Period;

                                  (iv)  The amount of all Principal Prepayments
         which were not Principal Prepayments in Full and which were received during the preceding Prepayment Period;

                                  (v)  The Principal Balances of all Mortgage
         Loans which became Liquidated Mortgage Loans during the preceding Prepayment Period;

                                  (vi)  The aggregate of Scheduled Balances of
         the Mortgage Loans for the Remittance Date in the following month;

                                  (vii)  The amount of the Monthly Advance to
         be made on the following Remittance Date;

                                  (viii)  The Amount Available and the Base
         Principal Distribution Amount for the following Remittance Date;

                                  (ix)  The aggregate amount of the principal
         portion of the Periodic Payments which were received during the preceding Collection Period;

                                  (x)  The aggregate amount of the interest
         portion of the Periodic Payments which were received during the preceding Collection Period;

                                  (xi)  LIBOR used in determining the Class A,
         Class B and Class C Pass-Through Rates as of the preceding Remittance Date;

                                  (xii)  LIBOR used in determining the Class A,
         Class B and Class C Pass-Through Rates for the following Remittance
         Date;

                                  (xiii)  The Class A, Class B and Class C
         Pass-Through Rates for the preceding Remittance Date;

                                  (xiv)  The Class A, Class B and Class C
         Pass-Through Rates for the following Remittance Date;

                                  (xv)  The number and aggregate outstanding
         principal balances of Mortgage Loans that were (a) 30 Day Delinquent Mortgage Loans, (b) 60 Day Delinquent Mortgage Loans, (c) Mortgage Loans which had a Periodic Payment which remained unpaid for 90 or more days and (d) Mortgage Loans that were in foreclosure, in each case as of the close of business on the last day of the immediately preceding Collection Period;





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
                                  (xvi)  The amount of Realized Losses on the
         Mortgage Loans as of the last day of the immediately preceding Collection Period;

                                  (xvii)  The statement of accounting required
         by Section 11.2(c); and

                                  (xviii)  The Remittance Certificate required
         to be delivered by the Trustee to Certificateholders pursuant to
         Section 5.2.

                 Section 4.2 Monthly Advances. (a) If on any Determination Date, any Periodic Payment due during the immediately preceding Collection Period has not been received by the Servicer by such Determination Date, the Servicer shall make a Monthly Advance unless, in the Servicer's sole discretion, the Servicer determines that such Monthly Advance will be a Nonrecoverable Advance. If the Servicer determines that it will make a Monthly Advance it shall so indicate on the related Servicer's Certificate, and on the Business Day prior to the related Remittance Date either (i) deposit in the Collection Account an amount equal to such Monthly Advance, (ii) cause to be made an appropriate entry in the records relating to the Collection Account that all or a portion of the Amount Held for Future Distribution, as permitted by this Section 4.2, has been used by the Servicer to make such Monthly Advance, or (iii) make an advance in the form of any combination of (i) and
(ii) aggregating the amount of such Monthly Advance. Any such Monthly Advance shall be included with the distribution to the Certificateholders on the related Remittance Date. Any Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit from its own funds in the Collection Account on or before any future Remittance Date to the extent that funds in the Collection Account on such Remittance Date shall be less than payments to Certificateholders required to be made on such date. The Servicer shall be entitled to be reimbursed from the Collection Account for all Monthly Advances and Nonrecoverable Advances as provided in Section 3.4.

                 Section 4.3 Reports of Foreclosures and Abandonment of Mortgaged Property. Each year beginning in 1996, the Trustee shall prepare and execute the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code. In order to facilitate this reporting process, the Servicer, on or before January 25th of each year, shall provide to the Trustee, and, on or prior to February 28th of each year, the Trustee shall provide to the Internal Revenue Service, reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. The reports from the Trustee shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J of the Code.

                                   ARTICLE V

                           PAYMENTS AND STATEMENTS TO
                               CERTIFICATEHOLDERS

                 Section 5.1 Distributions; Accrual of Interest. (a) On each Remittance Date, the Trustee shall make distributions to the Certificateholders, based on information provided to the Trustee by the Servicer in the Servicer's Certificate delivered pursuant to Section 4.1, in the following order of priority, in each case to the extent of the Amount Available deposited in the Certificate Account pursuant to Section 3.2(b):

                                  (i)  to the Holders of the Class A
         Certificates, interest accrued on the outstanding Class A Principal Balance immediately preceding such Remittance Date during the Interest Accrual Period relating to such Remittance Date, at a per annum rate equal to the Class A Pass-Through Rate;

                                  (ii)  to the Holders of the Class A
         Certificates, principal equal to the lesser of (A) the outstanding Class A Principal Balance and (B) the Class A Principal Distribution Amount for such Remittance Date;

                                  (iii)  to the Holders of the Class B
         Certificates, interest accrued on the outstanding Class B Principal Balance immediately preceding such Remittance Date during the Interest Accrual Period relating to such Remittance Date, at a per annum rate equal to the Class B Pass-Through Rate;

                                  (iv)  to the Holders of the Class B
         Certificates, principal equal to the lesser of (A) the outstanding Class B Principal Balance and (B) the Class B Principal Distribution Amount for such Remittance Date;

                                  (v)  to the Holders of the Class C
         Certificates, interest accrued on the outstanding Class C Principal Balance immediately preceding such Remittance Date during the Interest Accrual Period relating to such Remittance Date, at a per annum rate equal to the Class C Pass-Through Rate;

                                  (vi)  to the Holders of the Class C
         Certificates, principal equal to the lesser of (A) the outstanding Class C Principal Balance and (B) the Class C Principal Distribution Amount for such Remittance Date;

                                  (vii)  for any Remittance Date on or prior to
         the Remittance Date in July 1996, the remainder of the Amount Available, if any, to the Class A Certificates as principal and on each Remittance Date thereafter, to the Class R Certificates provided that the Trustee determines as to such Remittance Date that either:

                                        A)  (i) the Overcollateralization
         Percentage is greater than 2.50%, but does not exceed 5.00%, (ii) aggregate Realized Losses on the Mortgage Loans do not exceed 2.00% of the Cut-off Date Pool Principal Balance and (iii) no more than 7.00% of the Mortgage Loans (by Principal Balance) are 61 days or more delinquent, in foreclosure proceedings or are REO Properties; or

                                        B)  (i) the Overcollateralization
         Percentage is greater than 5.00% but does not exceed 8.00%, (ii) aggregate Realized Losses on the Mortgage Loans do not exceed 3.50% of the Cut-off Date Pool Principal Balance and (iii) no more than 9.00% of the Mortgage Loans (by Principal Balance) are 61 days or more delinquent, in foreclosure proceedings or are REO Properties; or

                                        C)  the Overcollateralization
         Percentage exceeds 8.00%;

                                  (viii)  on any Remittance Date subsequent to
         the Remittance Date in July 1996, for which the Trustee determines that none of the conditions set forth in Section 5.1 (a)(vii)(A)-(C) above have been satisfied, first, to the Class A Certificates, second, to the Class B Certificates, and third, to the Class C Certificates, in that order, until their respective Class Principal Balances have been reduced to zero; and

                                  (ix)  the remainder of the Amount Available
         to the Class R Certificates.

                 (b) Distributions to Certificateholders of each Class shall be made pro rata within such Class, in proportion to the respective Percentage Interests of the Certificateholders within such Class. Distributions on each Remittance Date shall be made by the Trustee to each Certificateholder of record on the related Record Date (other than as provided in Section 10.1 respecting the final distribution), by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer of immediately available funds (in the event such Certificateholder owns of record one or more Certificates of the same Class (i) which have denominations aggregating at least $4,000,000, (ii) a 25% Percentage Interest of any Class or
(iii) the Class R Certificates), or by such other means of payment as such Certificateholder and the Trustee shall agree; provided, however, that the final distribution in retirement of any Class of Certificates shall be made only upon presentation and surrender of the Certificate at the office or agency of the Trustee specified in a notice from the Trustee to the Certificateholders.

                 (c) If on any Remittance Date, the amount of interest distributable on any of the Class A, Class B or Class C Certificates in accordance with Section 5.1(a) is less than an amount equal to interest at the Pass-Through Rate for such Class accrued during the related Interest Accrual Period on the Class Principal Balance of such Class as of the immediately preceding Remittance Date, or, in the case of the first Remittance Date, as of the Cut-off Date, the amount of such interest shortfall shall accrue and be added to the Class Principal Balance of such Class on such Remittance Date.

                 Section 5.2 Statements to Certificateholders. With each distribution from the Certificate Account to the Certificateholders made on a Remittance Date, the Trustee shall mail to each Certificateholder and to each Initial Purchaser a Remittance Certificate prepared and delivered to the Trustee by the Servicer pursuant to Section 4.1(xviii) setting forth:

                                  (i)  the amount of such distribution
         allocable to scheduled principal on the Mortgage Loans;

                                  (ii)  the amount of such distribution
         allocable to Principal Prepayments on the Mortgage Loans;

                                  (iii)  the amount of such distribution
         allocable to interest on the Mortgage Loans;

                                  (iv)  the aggregate amount of any Monthly
         Advances by the Servicer pursuant to Section 4.2 included in the amounts actually distributed to the Certificateholders;

                                  (v)  the amount of such distribution
         allocable to Net Liquidation Proceeds, Insurance Proceeds, the Purchase Price for Defective Mortgage Loans, any Substitution Adjustment pursuant to Section 2.3 and the purchase price for the Mortgage Loans pursuant to Section 10.1;

                                  (vi)  the Amount Available, Base Principal
         Distribution Amount and amount of Realized Losses for such Remittance Date;

                                  (vii)  the aggregate amount of Mortgaged
         Properties which became REO Properties and the aggregate amount of Mortgage Loans which became Liquidated Mortgage Loans, in each case during the Collection Period relating to such Remittance Date, and the aggregate amount of Mortgaged Properties which have become REO Properties since the Cut-off Date;

                                  (viii)  the Class A Principal Balance as of
         the previous Remittance Date and the portion thereof evidenced by a Single Certificate;

                                  (ix)  the amount of such distribution
         allocable to interest at the Class A Pass-Through Rate for the related Remittance Date and the portion thereof evidenced by a Single Certificate;

                                  (x)  the amount of such distribution
         allocable to amortize the Class A Principal Balance and the portion thereof evidenced by a Single Certificate;

                                  (xi)  the Class A Principal Balance for such
         Remittance Date (stating to the extent applicable any amount consisting of interest accrued, unpaid and added to principal on such Remittance Date) and the portion thereof evidenced by a Single Certificate;

                                  (xii)  the Class A Principal Balance for such
         Remittance Date expressed as a percentage (rounded to eight decimal places) of the initial Class A Principal Balance.

                                  (xiii)  the Class B Principal Balance as of
         the previous Remittance Date and the portion thereof evidenced by a Single Certificate;

                                  (xiv)  the amount of accrued interest on the
         Class B Principal Balance at the Class B Pass-Through Rate for such Remittance Date and the portion thereof evidenced by a Single Certificate;

                                  (xv)  the amount of such distribution
         allocable to amortize the Class B Principal Balance and the portion thereof evidenced by a Single Certificate;

                                  (xvi)  the Class B Principal Balance for such
         Remittance Date expressed as a percentage (rounded to eight decimal places) of the initial Class B Principal Balance.

                                  (xvii)  the Class B Principal Balance for
         such Remittance Date (stating to the extent applicable any amount consisting of interest accrued, unpaid and added to principal on such Remittance Date) and the portion thereof evidenced by a Single Certificate;

                                  (xviii)  the Class C Principal Balance as of
         the previous Remittance Date and the portion thereof evidenced by a Single Certificate;

                                  (xix)  the amount of accrued interest on the
         Class C Principal Balance at the Class C Pass-Through Rate for such Remittance Date and the portion thereof evidenced by a Single Certificate;

                                  (xx)  the Class C Principal Balance for such
         Remittance Date expressed as a percentage (rounded to eight decimal places) of the initial Class C Principal Balance.

                                  (xxi)  the amount of such distribution
         allocable to amortize the Class C Principal Balance and the portion thereof evidenced by a Single Certificate;

                                  (xxii)  the Class C Principal Balance for
         such Remittance Date (stating to the extent applicable any amount consisting of interest accrued, unpaid and added to principal on such Remittance Date) and the portion thereof evidenced by a Single Certificate;

                                  (xxiii)  the amount of any distribution to
         the Class R Certificateholders;

                                  (xxiv)  LIBOR used in determining the
         Pass-Through Rates as of the preceding Remittance Date;

                                  (xxv)  LIBOR used in determining the
         Pass-Through Rates for such Remittance Date;

                                  (xxvi)  the Pass-Through Rates for the
         preceding Remittance Date;

                                  (xxvii) the Pass-Through Rates for such
         Remittance Date;

                                  (xxviii) the aggregate Principal Balance of
         the Mortgage Loans as of such Remittance Date;

                                  (xxix)  the aggregate Principal Balances of
         the Mortgage Loans as of such Remittance Date divided by the Cut-off Date Pool Principal Balance (rounded to eight decimal places);

                                  (xxx) the number and aggregate outstanding
         principal balances of Mortgage Loans that were (a) 30 Day Delinquent Mortgage Loans, (b) 60 Day Delinquent Mortgage Loans, (c) Mortgage Loans which had a Periodic Payment which remained unpaid for 90 or more days and (d) Mortgage Loans that were in foreclosure, in each case as of the close of business on the last day of the immediately preceding Collection Period; and

                                  (xxxi)  the amount of Realized Losses on the
         Mortgage Loans as of the last day of the immediately preceding Collection Period.

                 Within 60 days following the end of each calendar year, the Trustee shall mail to each Person who at any time during the calendar year was a Certificateholder on any Record Date during such calendar year (a) a statement containing for such calendar year information as to the total amount of distributions allocable to interest and the total amount allocable to amortize principal on each Class of Certificates for which such distributions were made as well as any amount of interest accrued and unpaid and added to principal on each such Class of Certificate, and (b) such other customary information as the Servicer deems necessary or desirable for Certificateholders to prepare their tax returns. Such obligations of the Servicer and the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code from time to time in force.

                 Section 5.3 Determination of LIBOR. (a) For purposes of calculating the Pass-Through Rates applicable to the Class A, Class B and Class C Certificates, LIBOR applicable to each of the Interest Accrual Periods beginning in June 1995, July 1995, August 1995, September 1995, October 1995, and November 1995 shall be 5.75%. Thereafter, on the Determination Date with respect to the Remittance Date in each February and August, commencing with the Determination Date in January 1996, the Servicer shall determine LIBOR for the current and the next five succeeding Interest Accrual Periods, until the Class Principal Balances of the Class A, Class B and Class C Certificates have been paid in full. On each semi-annual Determination Date, LIBOR for purposes of calculating the Pass-Through Rates will be LIBOR as published in the "Money Rates" section of The Wall Street Journal on such Determination Date. If more than one LIBOR rate is published in The Wall Street Journal, LIBOR for purposes of calculating the Pass-Through Rates will be the average of the rates so published.

                 (b) If on any Determination Date LIBOR is not published as described above, on such Determination Date the Servicer shall either (i) request each of the reference banks meeting the criteria set forth herein (the "Reference Banks") to provide the quotation offered by its principal London office for making six-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Determination Date or (ii) in lieu of making any such request, rely on the offered rate quotations of the Reference Banks that appear as of such time on the display page designated as "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page"), to the extent available. Initially, the Reference Banks will be Bank of Tokyo LTD., Barclay's Bank plc, National Westminster Bank plc and Bankers Trust Company. LIBOR shall then be established by the Servicer on such Determination Date as follows:

                                  (i)  If on such Determination Date two or
         more Reference Banks provide such offered quotations, LIBOR for the current and next five succeeding Interest Accrual Periods shall be the arithmetic mean of such offered quotations (rounded upwards, if necessary, to the nearest whole multiple of 1/32%).

                                  (ii)  If on such Determination Date only one
         or none of the Reference Banks provides such offered quotations, LIBOR for the current and next five succeeding Interest Accrual Periods shall be whichever is the lower of (i) LIBOR as determined on the previous semi-annual Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Servicer determines to be either (i) the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 1/32%) of the six-month United States dollar lending rates that New York City banks selected by the Servicer are quoting, on the relevant Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Servicer, being so made, or (ii) in the event that the Servicer can determine no such arithmetic mean, the lowest six-month United States dollar lending rate which New York City banks selected by the Servicer are quoting on such LIBOR Determination Date to leading European banks.

                 Each Reference Bank (i) shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market and (ii) shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Servicer should terminate the appointment of any such Reference Bank or if any of the Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Servicer may designate alternative Reference Banks meeting the criteria specified above.

                 (c) The establishment of LIBOR on each Determination Date by the Servicer and the Servicer's calculation of the Pass-Through Rates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. The Servicer shall furnish the then current LIBOR to any Certificateholder upon request.

                                   ARTICLE VI

                                THE CERTIFICATES

                 Section 6.1 The Certificates. The Class A, Class B, Class C, and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed on behalf of the Trust Fund, authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.1. The Class A, Class B and Class C Certificates shall be issuable in the minimum dollar denominations, integral dollar multiples in excess thereof and aggregate dollar denominations per Class as set forth in the following table (except that one Certificate of each Class may be issued in a different denomination):


                                                                    Aggregate Denom-
                                                                    inations of all
                 Minimum               Integral Multiples           Certificates of
Class            Denomination          in Excess of Minimum         Class
- -----            ------------          --------------------         ----------------
  A              $100,000               $  1,000                     $61,296,000.00
  B              $100,000               $  1,000                     $ 4,767,000.00
  C              $100,000               $  1,000                     $ 2,044,028.82

                 The Class R Certificates have no principal balance and do not bear interest. The Class R Certificates are issuable in Percentage Interests.

                 The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices at the date of any such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. Each Certificate executed, authenticated and delivered by the Trustee to or upon the order of the Depositor on the Closing Date shall be dated as of the Closing Date. All other Certificates that are authenticated after the Closing Date shall be dated the date of their authentication.

                 Pending the preparation of definitive Certificates, the Trustee may execute, authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they may be so issued and with such variations as the officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

                 If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 6.2, without charge to the Certificateholder. Upon surrender or cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver and exchange therefor a like aggregate initial principal amount of definitive Certificates of the same Class and of authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

                 Section 6.2 Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

                 Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to the foregoing paragraph and upon satisfaction of the conditions set forth below, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like tenor, Class and aggregate Percentage Interest.

                 At the option of the Certificateholders, Certificates may be exchanged for any number of other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                 (b) No transfer of a Certificate of any Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto (other than the initial transfers to the Initial Purchasers), (i) the Trustee or Patten shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and Patten that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or Patten, provided, however, that if the transferee certifies in the applicable investment letter provided for in the following clause (ii) that such transferee is a "qualified institutional buyer" within the meaning of Rule 144A under said Act and that such transfer is being made pursuant to Rule 144A, then the Trustee and Patten shall not require, and the transferee shall have no obligation to provide, the Opinion of Counsel provided for in this clause (i), and (ii) the Trustee shall require the transferee to execute an investment letter, substantially in the form attached hereto as
Exhibit I-A, with respect to the Class A Certificates, substantially in the form attached hereto as Exhibit I-B, with respect to the Class B Certificates, and substantially in the form attached hereto as Exhibit I-C, with respect to the Class C Certificates, certifying to Patten and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or Patten. The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and Patten against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws by reason of the action or omission of such Holder and that the foregoing indemnification shall survive any transfer of such Certificate by such Holder.

                 (c) No transfer of any Class A Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, substantially in the form attached hereto as Exhibit I-A to the effect that such transferee is not an employee benefit plan or other entity subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or other entity, which representation letter shall not be an expense of the Trustee, Patten or the Trust Fund, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or other entity subject to
Section 406 of ERISA or Section 4975 of the Code, or a trustee of any such plan, one or more opinions of counsel satisfactory to the Trustee and Patten to the effect that the purchase or holding of such Subordinate Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or Patten to any obligation in addition to those undertaken in this Agreement and provided further, that such opinions shall not be an expense of the Trustee, Patten or the Trust Fund.

                 (d) No Subordinate Certificate may be owned, pledged or transfered to, directly or indirectly, an employee benefit plan or other entity subject to Section 406 of ERISA on Section 4975 of the Code, nor a Person acting on behalf of any such plan or other entity. No transfer of any Subordinate Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, substantially in the form attached hereto as Exhibit I-B, or Exhibit I-C, as applicable, to the effect that such transferee is not an employee benefit plan or other entity subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan or other entity, which representation letter shall not be an expense of the Trustee, Patten or the Trust Fund.

                 Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Class A, Class B or Class C Certificate or any percentage therein to an employee benefit plan or other entity subject to Section 406 of ERISA or section 4975 of the Code or an agent or nominee acting on behalf of any such employee benefit plan or other entity, such registration shall be deemed to be of no legal force or effect whatsoever and such employee benefit plan or other entity (or such agent or nominee) shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificate.

                 (e) Notwithstanding anything to the contrary contained herein or in this Agreement, no Class R Certificate or any Percentage Interest therein may be owned, pledged or transferred, directly or indirectly, by or to a Disqualified Organization. Prior to and as a condition of the registration of any transfer, sale or other disposition of a Class R Certificate or any Percentage Interest therein, the proposed transferee shall deliver to the Certificate Registrar an affidavit in substantially the respective forms attached hereto as Exhibit G-1(a) (for a U.S. Holder) or Exhibit G-1(b) (for a foreign Holder) representing and warranting that such transferee is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization (any such transferee, a "Permitted Transferee"). In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, satisfactory in form and substance to the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Class R Certificate or any percentage therein to a Disqualified Organization or an agent or nominee acting on behalf of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization (or such agent or nominee) shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. The Certificate Registrar shall not be under any liability to any person for any registration or transfer of a Class R Certificate to a Disqualified Organization or for the maturity of any payments due on such Class R Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this
Section 6.2(d), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disquali-





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
fied Organization (or an agent or nominee thereof). The Certificate Registrar shall be entitled to recover from any Holder of a Class R Certificate or any Percentage Interest therein that was a Disqualified Organization (or an agent or nominee thereof) at the time it became a Holder or any subsequent time it became a Disqualified Organization all payments made on such Class R Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Class R Certificate or Percentage Interest therein. Any Percentage Interest in a Class R Certificate shall be a pro rata individual interest.

                 In addition to the foregoing restrictions on transfer of a Class R Certificate or any Percentage Interest therein, the Certificate Registrar will not register the transfer of a Class R Certificate unless (a) it has received a transferee letter either in the form attached as Exhibit G-2(a) or Exhibit G-2(b) hereto and (b) in the event that the transferee letter is in the form of Exhibit G-2(b) (a "Foreign Holder Letter"), it has received written evidence satisfactory to the Certificate Registrar that the transferor has paid or provided for payment of all taxes (including all accrued taxes on excess inclusion income) accrued on such Class R Certificate in accordance with the provisions set forth in Section 11.1(i), which written evidence shall include a copy of the applicable Forms 1066Q (or other applicable form prescribed by the Internal Revenue Service), to the extent that any such form has been filed, evidencing the amount of excess inclusion income for the periods during which the transferor held such Class R Certificate or any percentage interest therein; (c) it has received the calculations and certifications described in paragraph (4) of Exhibit G-2(b) or paragraph (14) of Exhibit G-2(a), and in the event that the transferee letter is in the form of Exhibit G-2(b), the requirements set forth in paragraph 3(xi) thereof have been complied with to the satisfaction of the Certificate Registrar. Upon satisfaction of the foregoing requirements, the Certificate Registrar shall register the Class R Certificate in the name of the transferee on whose benefit the transferee letter is made and delivered (and not in the name of any nominee thereof).

                 If any purported transferee shall become a registered Holder of a Class R Certificate in violation of the provisions of this Section 6.2(d), then, upon receipt of written notice to the Certificate Registrar that the registration of transfer of such





                                       79
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Class R Certificate was not in fact permitted by this Section 6.2(d), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.2(d), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 6.2(d).

                 Each Holder of a Class R Certificate or Percentage Interest therein, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section.

                 Each Class R Certificate shall bear a legend describing the restrictions on transferability set forth in this Section 6.2(d).

                 (f) The Depositor, as initial holder of all the Class C and Class R Certificates, agrees that it shall not transfer any of such Certificates or any interest therein to Patten or any Affiliate of Patten (other than a pledge of any of such Certificates to creditors of Patten in accordance with paragraph (g) below), unless it shall have received a letter from the Rating Agency to the effect that such Transfer will not result in the downgrading of the rating assigned to the Class A or Class B Certificates. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, nothing contained herein shall limit the Depositor's ability to transfer any Certificates to the Trustee in connection with the adoption of a plan of liquidation of PRT.

                 (g) Patten and the Depositor agree that any Certificate owned by them, or any Affiliate thereof, will be registered in the name of Patten, the Depositor or such Affiliate, as the case may be, and will not be registered in the name of a broker or other nominee.

                 (h)  Subject to compliance with all requirements of this
Section 6.2, including delivery of an investment letter by the pledgee, the Depositor (or Patten or an Affiliate thereof if transfer to Patten or such Affiliate first shall have been effected in accordance with this Section 6.2) shall have the





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
right to pledge the Class C Certificates as security in connection with financing transactions.

                 (i) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                 (j) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

                 Section 6.3 Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, Patten and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                 Section 6.4 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, Patten, the Trustee, the Certificate Registrar and any agent of Patten, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.1 and for all other purposes whatsoever, and neither Patten, the Trustee, the Certificate Registrar nor any agent of Patten, the Trustee or the Certificate Registrar shall be affected by notice to the contrary. At Patten's request, the Trustee shall advise Patten as to the registered owners of the Certificates or any thereof, the address for





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
notices at which each such owner may be contacted with respect to matters relating and limited to this Agreement and, in the case of an institutional owner, the name of a representative of such owner.





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                                  ARTICLE VII

                            PATTEN AND THE SERVICER

                 Section 7.1 Liability of Patten and the Servicer. Patten and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by Patten and the Servicer herein.

                 Section 7.2 Merger or Consolidation of, or Assumption of the Obligations of, Patten and the Servicer. (a) Patten and the Servicer each will maintain its existence as a corporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or the Mortgage Loans, and to perform its duties under this Agreement.

                 (b) Any Person into which Patten or the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which Patten or the Servicer shall be a party, or any corporation succeeding to the business of Patten or the Servicer, which executes an agreement of assumption to perform every obligation hereunder of Patten or the Servicer, as the case may be, and, in the case of the Servicer, which meets the requirements for a successor Servicer as provided in Section 8.2, shall be the successor hereunder of Patten or the Servicer, as the case may be, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 7.3 Limitation on Liability of Patten, the Servicer and Others. Neither Patten, the Servicer nor any of the directors or officers or employees or agents of Patten or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by Patten or the Servicer pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Patten or the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of Patten or the Servicer, as the case may be, hereunder or by reason of reckless disregard of obligations and duties of Patten or the Servicer, as the case may be, hereunder. Patten and the Servicer and any director or officer or employee or agent of Patten or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Patten and the Servicer and any director or officer or employee or agent of Patten or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Servicer shall be entitled to be reimbursed therefor from amounts held in the Collection Account as provided by
Section 3.4.

                 Section 7.4 Patten and the Servicer Not to Resign. Subject to the provisions of Section 7.2, neither Patten nor the Servicer shall resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of Patten or the Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation of the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.2.

                 Section 7.5 Sale, Assignment or Delegation of Duties by Servicer. Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder; provided, however, that the





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Servicer shall have the right without the prior written consent of the Trustee, the Depositor or the Rating Agency to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Servicer relieve the Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Servicer to the Depositor, the Rating Agency and the Trustee.





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                                  ARTICLE VIII

                                    DEFAULT

                 Section 8.1 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

                 (a) Any failure by the Servicer to deposit amounts in the Collection Account or the Certificate Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates of any Class any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied for a period of 2 Business Days; or

                 (b) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which failure (A) materially affects the rights of Certificateholders and (B) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

                 (c) The entry of a decree or order for relief by a court having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (d) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of action by the Servicer in furtherance of any of the foregoing; then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee, or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%, by notice then given in writing to the Servicer (and to the Trustee if given by Certificateholders) may, in addition to any other remedies at law or in equity available to the Trustee for the benefit of Certificateholders, terminate all of the rights and obligations of the Servicer under this Agreement, including, without limitation, the right to the Servicing Fee. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.1, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer and at the Servicer's sole expense, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been or should have been deposited by the Servicer in the Collection Account and the Certificate Account or thereafter received by the Servicer with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as Servicer, may become, payable to the Servicer under this Agreement, the Servicer shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan due during the period prior to the notice pursuant to this Section 8.1 which terminates the obligations and rights of the Servicer hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.4(ii) if such notice had not been given and out of any delinquent payment on a Mortgage Loan due during such period, that portion of such payment which it would have been entitled to retain pursuant to Sections 3.4(vi) and (vii) if such notice had not been given. Upon the occurrence of any Event of Default hereunder, Patten





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shall give the Rating Agency written notice of the occurrence thereof.

                 Section 8.2  Trustee to Act; Appointment of Successor.  (a)
On and after the time the Servicer receives a notice of termination pursuant to
Section 8.1, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof except as otherwise provided by law; provided, however, that, with respect to the obligation to make Monthly Advances pursuant to Section 4.2, the Trustee shall not be required to make any Monthly Advance if the Trustee is prohibited by law from making such Monthly Advance, as evidenced by an Opinion of Counsel. As compensation therefor, the Trustee shall, except as provided in Section 8.1, be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given, including, without limitation, the Servicing Fee.

                 (b) The Trustee, as Successor Servicer, shall during the term of its service as Servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.

                 (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates of each Class, voting as a Class, evidencing, as to each such Class, Percentage Interests aggregating not less than 66% so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that has a net worth of not less than $15,000,000 as the Successor Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder, provided, however, that the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to any of the rated Certificates that were currently being rated by the Rating Agency. In the event the Trustee is required to solicit bids, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifica-





                                       88
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tions set forth above.  Such public announcement shall specify that the
Successor Servicer shall be entitled to servicing compensation in an amount not to exceed 0.75% per annum times the Principal Balance of each Mortgage Loan as of each Installment Due Date for such Mortgage Loan (the "Successor Servicer Fee"), together with the other servicing compensation in the form of assumption fees, late payment charges net investment income, gain from REO sales or otherwise. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the Successor Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Successor Servicer. The Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any Successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such Successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such Successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account or the Certificate Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a Successor Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder, and the Trustee shall have consented thereto. The Trustee shall not resign as Servicer until a Successor Servicer has been appointed.

                 Pending appointment of a Successor Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided.





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In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Mortgage Loans as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Successor Servicer Fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                 Section 8.3 Notification to Certificateholders and Rating Agency. Upon any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency and to each Initial Purchaser. The Trustee also shall notify the Rating Agency and each Initial Purchaser (a) if the Trustee has actual knowledge that an Event of Default has occurred which was then either cured or waived and (b) on an annual basis, within 60 days of each anniversary of the Closing Date during the term of this Agreement, to the effect that the Trustee has no actual knowledge as to the occurrence of any Event of Default such preceding year.





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                                   ARTICLE IX

                                  THE TRUSTEE

                 Section 9.1 Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they appear to conform to the requirements of this Agreement.

                 No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                                  (i)  Prior to the occurrence of an Event of
         Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee which conform to the requirements of this Agreement and which are reasonably believed to be genuine and duly authorized;

                                  (ii)  Neither the Trustee nor its directors,
         officers, employees or agents shall be personally liable for an error of judgment made in good faith by a

         Responsible Officer of the Trustee, unless it shall be proved that the Trustee or such director, officer, employee or agent was negligent in performing its duties in accordance with the terms of this Agreement;

                                  (iii)  Neither the Trustee nor its directors,
         officers, employees or agents shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                                  (iv)  So long as the Trustee is not the
         Servicer, neither the Trustee nor its directors, officers, employees or agents shall be charged with knowledge of any failure by the Servicer to comply with its obligations referred to in clauses (a) and
         (b) of Section 8.1 unless a Responsible Officer of the Trustee at the Corporate Trust Office receives written notice of such failure from Patten or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%.

                 The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of Patten or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer, in accordance with the terms of this Agreement.

                 Section 9.2 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.1:

                                  (i)  The Trustee may rely and shall be
         protected in acting or refraining from acting upon any





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         resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                  (ii)  The Trustee may consult with counsel
         and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                                  (iii)  The Trustee shall be under no
         obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                                  (iv)  The Trustee shall not be personally
         liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                                  (v)  Prior to the occurrence of an Event of
         Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates of any Class evidencing, as to such





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         Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by Patten or, if paid by the Trustee, shall be reimbursed by Patten upon demand. Nothing in this clause (v) shall derogate from the obligation of Patten to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

                                  (vi)  The Trustee may execute any of the
         trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

                 Section 9.3 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and authentication of the Trustee on the Certificates) shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of the Mortgage Loans or any related document. The Trustee shall not be accountable for the use or application by the Depositor or Patten of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to Patten or any of its Affiliates in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Certificate Account by the Depositor, Patten or the Servicer, except to the extent the Trustee becomes the successor Servicer (and in that event, then only for withdrawals or deposits made by the Trustee in its capacity as Servicer).

                 Section 9.4 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.





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                 Section 9.5  Trustee's Fees and Expenses.  The Trustee shall be entitled to withdraw from the Collection Account pursuant to Section 3.4(ii) the Trustee's Fee as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Trustee shall be entitled to reimbursement from the Collection Account pursuant to Section 3.4(iii) for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, except as otherwise set forth in Section 3.14, Patten covenants and agrees to indemnify the Trustee, its directors, officers, employees and agents from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee, its directors, officers, employees and agents.

                 Section 9.6  Eligibility Requirements for Trustee.  The
Trustee hereunder shall not be an Affiliate of Patten, the Servicer or any Obligor with respect to more than 5% of the Cut-Off Date Principal Balance of the Mortgage Loans and shall at all times be a corporation organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, and subject to supervision or examination by federal or state authority and which will not adversely affect the then current rating of the Class A Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee and any successor trustee so long as such Person is Trustee hereunder shall be covered by such insurance covering errors and omissions and the fidelity of its officers, employees and agents as is standard for Persons performing similar duties. In case at any time the Trustee shall





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cease to be eligible in accordance with the provisions of this Section 9.6, the
Trustee shall resign immediately in the manner and with the effect specified in
Section 9.7.

                 Section 9.7 Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to Patten. Upon receiving such notice of resignation, Patten shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee provided, however, that the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to any of the rated Certificates that were currently being rated by the Rating Agency. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by Patten, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Patten may remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, Patten shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

                 Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.7 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.8.

                 Section 9.8 Successor Trustee. Any successor Trustee appointed as provided in Section 9.7 shall execute, acknowledge and deliver to Patten and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act,





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deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee the Mortgage Loans and related documents and statements held by it hereunder; and Patten and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

                 No successor Trustee shall accept appointment as provided in this Section 9.8 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.6.

                 Upon acceptance of appointment by a successor Trustee as provided in this Section 9.8, the Servicer shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

                 Section 9.9 Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 9.10 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the





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benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.8.

                 Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                                  (i)  All rights, powers, duties and
         obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                                  (ii)  No trustee hereunder shall be held
         personally liable by reason of any act or omission of any other trustee hereunder; and

                                  (iii)  The Servicer and the Trustee acting
         jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                 Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to





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each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                 Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.





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                                   ARTICLE X

                                  TERMINATION

                 Section 10.1 Termination Upon Repurchase by Patten or Liquidation of All Mortgage Loans. Subject to Section 10.2, the respective obligations and responsibilities of PRT, Patten, the Servicer, the Depositor and the Trustee created hereby (other than the obligation to make payments to Certificateholders as hereafter set forth in this Section 10.1) shall terminate upon (i) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan in the Trust Fund and the disposition of all property acquired in respect of any Mortgage Loan or
(ii) the optional repurchase by Patten of the Mortgage Loans and any other assets remaining in the Trust Fund on any Remittance Date after the date on which the Principal Balance of all Mortgage Loans is less than 10% of the Cut-Off Date Principal Balance, at a price equal to (A) the greater of (x) 100% of the Principal Balance of each such Mortgage Loan as of the Installment Due Date preceding the Remittance Date upon which the proceeds of such repurchase are to be distributed, plus interest at the applicable Mortgage Interest Rate through the last Installment Due Date in the Collection Period preceding the Remittance Date on which the proceeds of such repurchase are to be distributed to Certificateholders, and (y) the fair market value of the Mortgage Loans, plus (B) the fair market value of any other property remaining in the Trust Fund or (iii) provided that all of the Certificates not then paid in full are held by Patten, the Depositor or any of their respective Affiliates (and are not subject to any pledge or repurchase agreement), by mutual consent of Patten, the Depositor and the Trustee (which consent, in the case of the Trustee, shall not be unreasonably withheld); provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The fair market value, in the case of the Mortgage Loans, REO Property or other property in the Trust Fund, is to be determined by an independent appraiser mutually agreed upon by the Servicer and the Trustee (net of any liquidation expenses to be incurred in connection with the disposition of such REO Property, estimated in good faith by the Servicer).

                 If Patten exercises its right to purchase the Mortgage Loans pursuant to clause (ii) above, Patten shall provide to the Trustee the certification required by Section 3.8 and the Trustee





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shall promptly release the Mortgage Documents pertaining to the Mortgage Loans to Patten.

                 Notice of any termination, specifying the Remittance Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by Patten (if it is exercising its right to purchase the assets of the Trust
Fund) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (a) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If Patten is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by Patten, Patten shall deposit in the Collection Account on or before the Remittance Date so specified in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Collection Account on such Remittance Date equal to the purchase price for the assets of the Trust Fund computed as above provided. Any such notice, whether given by Patten or the Trustee, shall be given to the Rating Agency by Patten at the time such notice is given to Certificateholders.

                 In the event that Patten has exercised its option to repurchase the Mortgage Loans as above provided, the proceeds of such repurchase shall be deposited into the Certificate Account and shall be distributed to Certificateholders as part of the Amount Available pursuant to
Section 5.1.

                 In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the final Remittance Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn from the Certificate Account and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders and Patten (if it exercises its right to purchase the assets of the Trust Fund)





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or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

                 Section 10.2 Additional Termination Requirements. (a) In connection with any termination pursuant to clause (ii) of Section 10.1, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.2 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or "prohibited contributions" within the meaning of Section 860G(d) of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Class A, Class B or Class C Certificates are outstanding:

                                  (i)  Within 89 days prior to the Remittance
         Date set forth in the notice given by Patten under Section 10.1, the Trustee shall adopt a plan of complete liquidation of the Trust REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

                                  (ii)  At or after the time of adoption of
         such a plan of complete liquidation and at or prior to such Remittance Date, the Trustee shall sell any remaining assets of the Trust Fund to the Depositor for cash;

                                  (iii)  At the time of the making of the final
         payment on the Certificates other than the Class R Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund shall terminate at that time; and





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                                  (iv)  In no event may the final payment on
         the Certificates (except to the extent permitted in Section 10.1 with respect to Certificateholders who fail to surrender their Certificates) be made after the 89th day from the date on which the plan of complete liquidation is adopted.

                 (b) By their acceptance of the Class R Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation upon the written request of Patten and to take such other action in connection therewith as may be reasonably requested by Patten, which authorization shall be binding upon all successor Class R Certificateholders.





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                                   ARTICLE XI

                              REMIC ADMINISTRATION

                 Section 11.1 REMIC Administration. (a) An election will be made by the Trustee on behalf of the Trust REMIC to treat the segregated pool of assets constituting the Trust Fund (other than the Collection Account) as a REMIC under the Code (the "Trust REMIC"). Such election will be made on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of such election, the Class A, Class B and Class C Certificates shall be designated as the "regular interests" in the Trust REMIC and the Class R Certificates shall be designated as the "residual interest" in the Trust REMIC. In no event, and notwithstanding anything contained in this Agreement to the contrary, shall any distribution be made on the Class A, Class B or Class C Certificates after September 1, 2013 (which shall be the final maturity date for the Class A, Class B and Class C Certificates);

                 (b) The Closing Date is hereby designated as the "Startup Day" of the Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

                 (c) Except as provided in Section 3.14 of this Agreement, the Trustee shall pay (without reimbursement) any and all tax related expenses (not including any taxes, however denominated, including any additions to tax, penalties and interest) of the Trust REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust REMIC that involve the Internal Revenue Service or state tax authorities.

                 (d) The Trustee shall prepare (or caused to be prepared), sign and file all of the Trust REMIC's federal and state income or franchise tax and information returns as the Trust REMIC's direct representative. Except as provided in Section 3.14 of this Agreement, the expenses of preparing and filing such returns shall be borne by the Trustee. The Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust REMIC as is in its possession, which the Servicer has received or prepared by virtue of its activities as Servicer hereunder and reasonably requested by the Trustee to enable it to perform its obligations under this subsection, and the Trustee shall be entitled to rely on such information in the performance of its obligations hereunder.





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                 (e)  The Trustee shall perform on behalf of the Trust REMIC all reporting and other tax compliance duties that are the responsibility of the Trust REMIC under the Code, REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, the Trustee shall provide (i) to the Internal Revenue Service or other Persons (including, but not limited to, the transferor of a Class R Certificate, to a Disqualified Organization or to an agent that has acquired a Class R Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Disqualified Organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions. The Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust REMIC as is in its possession and reasonably requested in writing by the Trustee to enable it to perform its obligations under this subsection.

                 (f) The Holder of the greatest percentage of Percentage Interests of the Class R Certificates shall be the Trust REMIC's Tax Matters Person. The duties of the Tax Matters Person for the Trust REMIC are hereby delegated to the Trustee and each Class R Certificateholder, by acceptance of its Class R Certificate, agrees, on behalf of itself and all successor holders of such Class R Certificate, to such delegation to the Trustee as their agent and attorney in fact. The Trustee shall take whatever action is necessary for the signing of such documents and designation of a Tax Matters Person, including the designation of such Class R Certificateholder.

                 (g) The Trustee, the Holders of the Class R Certificates and the Servicer shall act in accordance with this Agreement and the REMIC Provisions in order to create and maintain the status of the Trust REMIC as a REMIC or, as appropriate, adopt a plan of complete liquidation.

                 (h) The Trustee, the Holders of the Class R Certificates and the Servicer shall not take any action or cause the Trust REMIC to take any action that, under the REMIC Provisions, could (i) endanger the status of the Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions as defined in Code Section 860G(d)) unless (A) the Trustee has received a Nondisqualification Opinion (at the





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expense of the party seeking to take such action) with respect to such action or (B) the Trustee has received an opinion (at the expense of the party seeking to take such action) to the effect that such action will not cause the Trust REMIC to fail to qualify as a REMIC and the Trustee has calculated that no tax will actually be imposed.

                 (i) The Holders of the Class R Certificates shall pay when due their pro rata share of any and all federal, state and local taxes imposed on the Trust REMIC or its assets or transactions, including, without limitation, "prohibited transaction" taxes, as defined in Section 860F of the Code, any tax on contributions imposed by Section 860G(d) of the Code, and any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code. To the extent that such Trust REMIC taxes are not paid by the Class R Certificateholders, the Trustee shall pay any remaining Trust REMIC taxes out of current or future amounts otherwise distributable to the Holders of the Class R Certificates or, if no such amounts are available, out of other amounts held in the Collection Account pursuant to Section 3.4(xi).

                 (j) The Trustee and, to the extent that records are maintained by the Servicer in the normal course of its businesses, the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust REMIC on a calendar year and on an accrual basis. The books and records must be sufficient concerning the nature and amount of the Trust REMIC's investments to show that the Trust REMIC has complied with the REMIC Provisions.

                 (k) Neither the Trustee nor the Servicer shall enter into any arrangement by which the Trust REMIC will receive a fee or other compensation for services.

                 (l) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee reasonably determines to be relevant for tax purposes on the valuations and offering prices of the Certificates, including, without limitation, the yield, prepayment assumption, issue prices and projected cash flows of the Class A, Class B, Class C and Class R Certificates, as applicable, and the projected cash flows on the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee may, from time to time,





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reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Trustee is hereby directed to use any and all such information or data provided by the Depositor in the preparation of all federal and state income or franchise tax and information returns and reports for the Trust REMIC to Certificateholders as required herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee pursuant to this Section that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee (but not resulting from the methodology employed by the Trustee) on a timely basis and such indemnifications shall survive the termination of this Agreement.

                 The Trustee agrees that all such information or data so obtained by it are to be regarded as confidential information and agrees that it shall use its best reasonable efforts to retain in confidence, and shall ensure that its officers, employees and representatives retain in confidence, and shall not disclose, without the prior written consent of the Depositor, any or all of such information or data, or make any use whatsoever (other than for the purposes contemplated by this Agreement) of any such information or data without the prior written consent of the Depositor, unless such information is generally available to the public (other than as a result of a breach of this Section 11.1(l)) or is required by law or applicable regulations to be disclosed.

                 Section 11.2 REO Property. (a) Notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trustee hereunder, shall not rent, lease, or otherwise earn income on behalf of the Trust Fund with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by the Trust REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Trustee has received an Opinion of Counsel (at the Trust Fund's expense) to the effect that, under the REMIC Provisions and any relevant proposed legislation, any income generated for the Trust REMIC by the REO Property would not result in the imposition of a tax upon the Trust REMIC.

                 (b) The Trustee, or the Servicer, acting on its behalf hereunder, shall make reasonable efforts to sell any REO Property





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for its fair market value.  In any event, however, the Trustee, or the
Servicer, acting on its behalf hereunder, shall dispose of any REO Property within two years of its acquisition by the Trust Fund unless the Trustee or the Servicer, on its behalf, has been granted an extension of time (an
"Extension") by the Internal Revenue Service to sell such REO Property. If the Trustee or the Servicer, on its behalf, has received such an Extension, then the Trustee, or the Servicer, acting on its behalf hereunder, shall continue to attempt to sell the REO Property for its fair market value for such period longer than two years as such Extension permits (the "Extended Period"). If the Trustee or the Servicer, on its behalf, has not received such an Extension and the Trustee, or the Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the two year period or if the Trustee has received such an Extension, and the Trustee, or the Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the Extended Period, the Servicer shall before the end of the two-year period or Extended Period, as the case may be, auction the REO Property to the highest bidder (which may be the Servicer) in accordance with Accepted Servicing Practices.

                 (c) At the time of the delivery of the next subsequent Servicer's Certificate, the Servicer shall provide to the Trustee a statement of accounting for such REO Property, including without limitation, (i) the date such Mortgaged Property was acquired in foreclosure or by deed in lieu of foreclosure, (ii) the date of disposition of such REO Property, (iii) the gross sales price and related selling and other expenses, (iv) accrued interest on the declining Principal Balance at the applicable Mortgage Interest Rate calculated from the date of acquisition to the disposition date, and (v) such other information as the Trustee may reasonably request.

                 Section 11.3  Modifications of Mortgage Loans.
Notwithstanding anything to the contrary in this Agreement, neither the Trustee nor the Servicer shall permit any modification of any material term of a Mortgage Loan (including the interest rate, the outstanding principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on such Mortgage Loan) unless (i) the Trustee and the Servicer have received a Nondisqualification Opinion or a ruling from the Internal Revenue Service (at the expense of the party making the request of the Servicer or the Trustee to modify such Mortgage Loan) to the same effect as a Nondisqualification Opinion with respect to such modification or (ii) a payment default with respect to such Mortgage Loan is reasonably foreseeable or has





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occurred and the Servicer determines that a modification, waiver or amendment of such Mortgage Loan is reasonably likely to produce a greater recovery on a present value basis than liquidation of the related Mortgaged Property; provided, however, that the Servicer agrees not to permit any modification of a Mortgage Loan that would change the Mortgage Interest Rate or the method of determining the Mortgage Interest Rate, extend the maturity date of such Mortgage Loan beyond ________________ or forgive any principal and interest thereof, unless the Servicer has notified the Trustee and the Certificateholders of such proposed modification and such modification has been approved by 100% in Percentage Interests of the Certificateholders; and provided, further, that no such modification shall release the lien of the Mortgage on the related Mortgage Property unless the Servicer has obtained a Nondisqualification Opinion with respect to such modification.

                 Section 11.4 Prohibited Transactions and Activities. Except as otherwise provided in Section 2.3, the Trustee shall not permit the sale, disposition or substitution of the Mortgage Loans or the substitution of a property for a Mortgaged Property (except in a disposition pursuant to (i) the bankruptcy or insolvency of the Trust REMIC or (ii) the termination of the Trust REMIC in a "qualified liquidation" as defined in Section 860F(a)(4) of the Code), nor acquire any assets for the Trust REMIC (other than REO Property), nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain, nor accept any contributions to the Trust REMIC (other than a cash contribution during the 3-month period beginning on the Startup Day), unless it has received an Opinion of Counsel (at the expense of the Person requesting the Trustee to take such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of the Trust REMIC as a REMIC or of the Certificates, other than the Class R Certificates, as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust REMIC (except pursuant to the provisions of this Agreement) or (d) cause the Trust REMIC to be subject to a tax on "prohibited transactions" or "prohibited contributions" pursuant to the REMIC Provisions.

                 Section 11.5 Indemnification with Respect to Certain Taxes and Loss of REMIC Status. (a) In the event that the Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or tax as a result of a prohibited transaction or contribution subject to taxation under the REMIC Provisions due to the negligent performance by the Trustee





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of its duties and obligations specifically set forth herein, the Trustee shall indemnify the Holders of the Class R Certificates against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Servicer, the Depositor or the Holders of the Class R Certificates nor for any such Losses resulting from misinformation provided by the Servicer, the Depositor or such Holders of the Class R Certificates on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the other Holders of the Class R Certificates now or hereafter existing at law or in equity.

                 (b) In the event that the Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a prohibited transaction or contribution subject to taxation under the REMIC Provisions due to the negligent performance of the Servicer of its duties and obligations specifically set forth herein, the Servicer shall indemnify the Holders of the Class R Certificates against any and all Losses resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor, or the Holders of such Class R Certificates nor for any such Losses resulting from misinformation provided by the Trustee, the Depositor or such Holders of the Class R Certificates on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the other Holders of the Class R Certificates now or hereafter existing at law or in equity.





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                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                 Section 12.1 Amendment of Agreement. This Agreement may be amended from time to time by PRT, Patten, the Servicer, the Depositor and the Trustee, without the consent of any of the Certificateholders, to (i) cure any ambiguity, to (ii) amend any provision hereof to the extent necessary or desirable to maintain the status of the Trust REMIC as a REMIC or (iii) correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action pursuant to clause (iii) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, (i) adversely affect in any material respect the interests of any Certificateholder not consenting thereto or (ii) adversely affect the status of the Trust REMIC as a REMIC. Any such amendment shall be deemed not to adversely affect in any material respect any Holder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to any of the rated Certificates that were currently being rated by the Rating Agency (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

                 This Agreement may also be amended from time to time by PRT, Patten, the Servicer, the Depositor and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby, voting as a Class, evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of each such Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

                 Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment of this





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Agreement, unless it shall have first received an Opinion of Counsel to the effect that such amendment will not cause the Trust REMIC to fail to qualify as a REMIC at any time that any Class A, Class B or Class C Certificates are outstanding.

                 Prior to the execution of any such amendment or consent the Trustee shall notify the Rating Agency thereof and promptly after the execution of any such amendment or consent the Trustee, shall furnish written notification of the substance of such amendment to each Certificateholder and to the Rating Agency.

                 It shall not be necessary for the consent of Certificateholders under this Section 12.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                 Section 12.2 Recordation of Agreement. To the extent required by applicable law in order to protect the Trustee's interest in the Trust Fund, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Patten and at its expense.

                 Section 12.3  Limitation on Rights of Certificateholders.
The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                 No Certificateholder shall have any right to vote (except as provided in Section 12.1) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by





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reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                 No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request an offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner and to the extent whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner and to the extent herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 Section 12.4 Governing Law. Except as set forth in the next sentence, this Agreement shall be construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. Notwithstanding the above, the obligations, rights and remedies of the Trustee hereunder shall be construed and determined in accordance with the internal laws of the State of Minnesota without giving effect to principles of conflicts of laws.

                 Section 12.5 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed





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to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, the Servicer or PRT, 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486, Attention:
President, with a copy to Patten, (b) in the case of Patten, to Patten Corporation, 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486,
Attention: President, (c) in the case of the Trustee, to First Trust National Association, 180 East 5th Street, St. Paul, Minnesota 55101, Attention:
Corporate Trust, and in the case of the Rating Agency, to Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention:
Structured Finance Research and Monitoring Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder or an Initial Purchaser shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or, if so requested, by facsimile transmission. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                 Section 12.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                 Section 12.7 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.2, 7.4 and 7.5, this Agreement may not be assigned by Patten or the Servicer without the prior written consent of Holders of Certificates of each Class, voting as a Class, evidencing, as to each such Class, Percentage Interests aggregating not less than 66%.

                 Section 12.8 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by





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the Trustee pursuant to Section 2.4 are and shall be deemed fully paid.

                 Section 12.9 Reports to Rating Agency. The Trustee or the Servicer, as applicable, shall send the Rating Agency copies of all opinions, notices, certificates, statements, schedules and reports sent to Certificateholders.

                 Section 12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                 Section 12.11 Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

                                  *    *    *





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                 IN WITNESS WHEREOF, PRT, the Depositor, Patten and the Trustee
have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        PATTEN CORPORATION REMIC TRUST,
                                          SERIES 1995-1


                                        By:  First Trust National
                                               Association, as Trustee



                                        By:  /s/ Kathi Mohammadzadah
                                           ------------------------------------
                                           Name: Kathi Mohammadzadah
                                           Title: Trust Officer



                                        By:  /s/ Christina Hatfield
                                           ------------------------------------
                                           Name: Christina Hatfield
                                           Title: Assistant Vice President


                                        PATTEN RECEIVABLES FINANCE
                                          CORPORATION X, as Depositor



                                        By:  /s/ Alan C. Murray
                                           ------------------------------------
                                           Name:
                                           Title:


                                        PATTEN CORPORATION



                                        By:  /s/ Alan C. Murray
                                           ------------------------------------
                                           Name:
                                           Title:





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                                        FIRST TRUST NATIONAL ASSOCIATION,
                                          as Trustee


                                        By:  /s/ Kathi Mohammadzadah
                                           ------------------------------------
                                           Name: Kathi Mohammadzadah
                                           Title: Trust Officer



                                        By:  /s/ Christina Hatfield
                                           ------------------------------------
                                           Name: Christina Hatfield
                                           Title: Assistant Vice President





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